UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10555

PIMCO Corporate & Income Strategy Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Annual Report

October 31, 2014

PIMCO Corporate & Income Strategy Fund

PIMCO Income Opportunity Fund

Letter from the Chairman of the Board & President

Dear Shareholder:

As previously announced, on September 26, 2014, prior to the close of the reporting period, William “Bill” Gross, PIMCO’s former chief investment officer (“CIO”) and co-founder, resigned from the firm. PIMCO’s managing directors elected Daniel Ivascyn to serve as group chief investment officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. As announced by PIMCO on November 3, 2014, Marc Seidner returned to the firm effective November 12, 2014, in a new role as CIO Non-Traditional Strategies and head of Portfolio Management in PIMCO’s New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew oversees portfolio management and trade floor activities in Europe and Asia-Pacific, and Mihir oversees portfolio management and trade floor activities in the U.S. Furthermore, effective as of September 26, 2014, Alfred Murata and Mohit Mittal replaced Mr. Gross as portfolio managers for PIMCO Corporate & Income Strategy Fund (“PCN”). There have not been any changes to the portfolio management of PIMCO Income Opportunity Fund (each a “Fund” and together with PCN, the “Funds”).

Douglas Hodge, PIMCO’s chief executive officer, and Jay Jacobs, PIMCO’s president, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period, PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing over 2,400 employees across 13 offices, including more than 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

For the 12-month reporting period ended October 31, 2014:

After several years of positive growth, severe winter weather in parts of the country appeared to be a headwind for the U.S. economy in early 2014. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 3.5% annual pace during the fourth quarter of 2013.

2	PIMCO CLOSED-END FUNDS

According to the U.S. Commerce Department, GDP then contracted at an annual pace of 2.1% during the first quarter of 2014. However, this was a temporary setback, as GDP expanded at a 4.6% annual pace during the second quarter of 2014. This represented the strongest growth rate since the fourth quarter of 2011. According to the Commerce Department’s estimate released on November 25, 2014, GDP expanded at an annual pace of 3.9% during the third quarter of 2014.

The Federal Reserve (the “Fed”) began tapering its monthly asset purchase program in January 2014. At each of its next seven meetings, the Fed announced that it would further taper its asset purchases. Following its meeting in October 2014, the Fed announced that it had concluded its asset purchases.

However, the Fed again indicated that it would not raise interest rates in the near future, saying in October that “… it likely will be appropriate to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time following the end of its asset purchase program this month, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Outlook

PIMCO’s 2015 forecast in the U.S. is for a continuation of the economic recovery. With the ongoing assistance of easy monetary policy, combined with healthy private financial sector balance sheets, we believe the U.S. economy is poised to grow between 2.5% and 3.0% in the coming calendar year. We expect to see corporate capital expenditures accelerate on the back of rising pricing power and expected returns on newly invested capital. We expect very gradually rising wages and product prices, which will allow the Fed to maintain its accommodative monetary policy for 2015. Potential wildcards for the economy in both the U.S. and abroad are geopolitical issues in Ukraine, the Middle East and elsewhere.

On the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance of the Funds over the 12-month reporting period ended October 31, 2014.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO (844-337-4626). We also invite you to visit our website at pimco.com/investments to learn more about our views and global thought leadership.

ANNUAL REPORT	OCTOBER 31, 2014	3

Letter from the Chairman of the Board & President (Cont.)

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President; Principal Executive Officer

4	PIMCO CLOSED-END FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders,

ANNUAL REPORT	OCTOBER 31, 2014	5

Important Information About the Funds (Cont.)

including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to

6	PIMCO CLOSED-END FUNDS

changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk of economic sanctions imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited).

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities

ANNUAL REPORT	OCTOBER 31, 2014	7

Important Information About the Funds (Cont.)

risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Returns (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Fund Name	Commencement of Operations
PIMCO Corporate & Income Strategy Fund	12/21/01
PIMCO Income Opportunity Fund	11/30/07

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimcofunds.com/closedendfunds, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

8	PIMCO CLOSED-END FUNDS

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com/closedendfunds. Updated portfolio holdings information about a Fund will be available at www.pimco.com/investments approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	OCTOBER 31, 2014	9

PIMCO Corporate & Income Strategy Fund	Symbol on NYSE - PCN

Allocation Breakdown†

Mortgage-Backed Securities	34.5%
Corporate Bonds & Notes	27.7%
U.S. Government Agencies	8.8%
Short-Term Instruments	8.1%
Sovereign Issues	7.2%
Municipal Bonds & Notes	5.8%
Other	7.9%

†	% of Investments, at value as of 10/31/14

Fund Information (as of October 31, 2014)(1)

Market Price	$16.18
NAV	$15.60
Premium/(Discount) to NAV	3.72%
Market Price Distribution Yield (2)	8.34%
NAV Distribution Yield (2)	8.65%
Regulatory Leverage Ratio (3)	21.98%

Average Annual Total Return for the period ended October 31, 2014
	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	8.84%	17.40%	12.16%	12.07%
NAV	12.80%	17.81%	12.35%	12.74%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com/investments or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

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The overall fixed income market generated a positive return during the reporting period. The fixed income market was volatile at times as investor sentiment was impacted by incoming economic data, changing expectations regarding future monetary policy and a number of geopolitical issues. All considered, longer-term U.S. Treasury yields declined during the 12-month period, with the yield on the benchmark 10-year Treasury bond falling from 2.57% to 2.35%. Compared to the 4.14% return for the overall U.S. fixed income market (as measured by the Barclays U.S. Aggregate Bond Index), investment grade and high yield corporate bonds returned 6.24% and 5.82%, respectively (as measured by the Barclays U.S. Credit and Barclays U.S. Corporate High Yield Indexes), for the 12 months ended October 31, 2014. Among investment grade quality credits, lower-quality tiers outperformed with AAA-, AA-, A- and BBB-rated issues, returning 2.54%, 5.42%, 5.94% and 7.62%, respectively, as measured by the Barclays U.S. Credit Index. In contrast, higher-rated high yield credits outperformed, with BB-rated issues returning 7.18%, versus 5.17% for B-rated issues, as measured by the Barclays U.S. Corporate High Yield Index.

»

The Fund benefited most from its allocation to nonagency mortgage-backed securities as an improving U.S. housing market, driven by continued recovery in home prices as well as favorable demand relative to supply, supported the sector. Specifically, attractive levels of coupon, coupled with a substantial allocation to this sector, resulted in a large positive contribution to return. Another substantial contributor to performance came from the Fund’s allocation to municipal bonds during the reporting period. The sector benefited from both attractive current coupon as well as increases in bond prices, supported by continued economic recovery in the United States and, subsequently, higher local tax revenues. Lastly, the Fund’s exposure to corporate credit, specifically to the banking and automotive sectors, contributed to results, driven primarily by attractive current coupons.

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The Fund’s exposure to Brazilian interest rates detracted from returns as local interest rates rose during the period following higher-than-expected inflation reports and market concerns about future higher inflation following Dilma Rousseff’s re-election as president. There were no additional material detractors from results during the period.

ANNUAL REPORT	OCTOBER 31, 2014	11

PIMCO Income Opportunity Fund	Symbol on NYSE - PKO

Allocation Breakdown†

Corporate Bonds & Notes	41.3%
Mortgage-Backed Securities	24.6%
Asset-Backed Securities	18.5%
Sovereign Issues	4.3%
Bank Loan Obligations	4.0%
Other	7.3%

†	% of Investments, at value as of 10/31/14

Fund Information (as of October 31, 2014)(1)

Market Price	$27.26
NAV	$28.38
Premium/(Discount) to NAV	(3.95%	)
Market Price Distribution Yield (2)	8.36%
NAV Distribution Yield (2)	8.03%
Regulatory Leverage Ratio (3)	43.79%

Average Annual Total Return for the period ended October 31, 2014
	1 Year	5 Year	Commencement of Operations (11/30/07)
Market Price	4.39%	17.15%	12.62%
NAV	9.53%	17.96%	14.18%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com/investments or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

The overall fixed income market generated a positive return during the reporting period. The fixed income market was volatile at times as investor sentiment was impacted by incoming economic data, changing expectations regarding future monetary policy and a number of geopolitical issues. Everything considered, longer-term U.S. Treasury yields declined during the 12-month period, with the yield on the benchmark 10-year Treasury bond falling from 2.57% to 2.35%. Compared to the 4.14% return for the overall U.S. fixed income market (as measured by the Barclays U.S. Aggregate Bond Index), investment grade and high yield corporate bonds returned 6.24% and 5.82%, respectively (as measured by the Barclays U.S. Credit and Barclays U.S. Corporate High Yield Indexes), for the 12 months ended October 31, 2014. Among investment grade quality credits, lower-quality tiers outperformed with AAA-, AA-, A- and BBB-rated issues, returning 2.54%, 5.42%, 5.94% and 7.62%, respectively, as measured by the Barclays U.S. Credit Index. In contrast, higher-rated high yield credits outperformed, with BB-rated issues returning 7.18%, versus 5.17% for B-rated issues, as measured by the Barclays U.S. Corporate High Yield Index.

»

The Fund benefited most from its allocation to non-agency mortgage-backed securities as an improving U.S. housing market, driven by continued recovery in home prices as well as favorable demand relative to supply, supported the sector. Specifically, attractive levels of coupon, coupled with a substantial allocation to this sector, resulted in a large positive contribution to return. The Fund’s exposure to bank capital via investments into junior parts of the capital structure enhanced its results as these performed well given continued improvement in fundamentals and broad deleveraging imposed by regulators. The Fund’s exposure to high yield corporate bonds benefited the Fund’s performance as those bonds offered attractive coupon. Specifically, energy pipeline, gambling and media issuers offered the largest contribution to returns. The Fund’s smaller exposure to taxable municipal bonds was modestly positive for performance.

»

An allocation to emerging markets credits was additive for results, with Brazilian and Russian quasi-sovereign credits being the largest contributors. However, exposure to Brazilian interest rates detracted from returns as local interest rates rose during the period following higher-than-expected inflation reports and market concerns about future higher inflation following Dilma Rousseff’s re-election as president.

ANNUAL REPORT	OCTOBER 31, 2014	13

Financial Highlights

Selected Per Common Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Distributions on Preferred Shares from Net Investment Income and Net Realized Gain	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income	Distributions to Common Shareholders from Net Realized Gain
PIMCO Corporate & Income Strategy Fund
10/31/2014	$16.04	$0.99	$0.87	$1.86	$(0.00)^	$1.86	$(1.35)	$(0.95)
10/31/2013	15.90	1.28	0.44	1.72	(0.01)	1.71	(1.57)	0.00
10/31/2012	13.67	1.57	2.47	4.04	(0.01)	4.03	(1.80)	0.00
10/31/2011	15.51	1.72	(1.87)	(0.15)	(0.01)	(0.16)	(1.68)	0.00
10/31/2010	12.88	1.61	2.90	4.51	(0.01)	4.50	(1.87)	0.00

PIMCO Income Opportunity Fund
10/31/2014	$28.67	$2.71	$(0.12)	$2.59	$0.00	$2.59	$(2.88)	$0.00
10/31/2013	27.86	2.87	0.77	3.64	0.00	3.64	(2.83)	0.00
10/31/2012	24.62	2.61	3.69	6.30	0.00	6.30	(3.06)	0.00
10/31/2011	26.97	3.24	(2.20)	1.04	0.00	1.04	(3.39)	0.00
10/31/2010	21.40	3.11	4.58	7.69	0.00	7.69	(2.12)	0.00

^	Reflects an amount rounding to less than $0.005.
(a)	Per share amounts based on average number of common shares outstanding during the year.
(b)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(d)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Total Distri butions to Common Share holders	Net Asset Value End of Year	Market Price End of Year	Total Invest ment Return (b)	Net Assets Applicable to Common Share holders End of Year (000s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets Excluding Waivers (c)(d)	Ratio of Expenses to Average Net assets Excluding Interest Expense (c)	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers (c)	Ratio of Net Invest ment Income to Average Net Assets (c)	Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$(2.30)	$15.60	$16.18	8.84%	$599,980	1.09%	1.09%	1.09%	1.09%	6.32%	$113,753	48%
(1.57)	16.04	17.15	3.48	612,225	1.10	1.10	1.09	1.09	7.91	115,565	108
(1.80)	15.90	18.17	33.21	603,483	1.32	1.32	1.14	1.14	11.03	114,270	28
(1.68)	13.67	15.27	4.78	515,041	1.30	1.30	1.16	1.16	11.56	101,188	32
(1.87)	15.51	16.24	41.86	579,963	1.24	1.25	1.17	1.18	11.64	110,790	52

$(2.88)	$28.38	$27.26	4.39%	$424,632	2.01%	2.01%	1.65%	1.65%	9.44%	N/A	175%
(2.83)	28.67	28.90	6.81	426,561	1.93	1.93	1.66	1.66	10.03	N/A	65
(3.06)	27.86	29.85	26.98	411,976	2.29	2.29	1.86	1.86	10.38	N/A	57
(3.39)	24.62	26.45	11.68	359,909	2.44	2.44	1.93	1.93	12.40	N/A	194
(2.12)	26.97	26.92	39.51	391,730	2.36	2.36	1.86	1.86	13.07	N/A	77

ANNUAL REPORT	OCTOBER 31, 2014	15

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Corporate & Income Strategy Fund	PIMCO Income Opportunity Fund
Assets:
Investments, at value
Investments in securities*	$760,639	$737,993
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,663	363
Over the counter	1,908	3,770
Cash	3	0
Deposits with counterparty	3,683	3,483
Foreign currency, at value	636	943
Receivable for investments sold	3,417	29,435
Interest and dividends receivable	7,054	7,343
Other assets	49	21
	779,052	783,351

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$330,784
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,349	0
Over the counter	676	6,778
Payable for investments purchased	1,595	13,411
Deposits from counterparty	1,370	2,252
Distributions payable to common shareholders	4,328	2,842
Distributions payable to preferred shareholders	3	0
Overdraft due to custodian	0	1,855
Accrued management fees	562	717
Other liabilities	189	80
	10,072	358,719

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 6,760 issued and 0 shares issued and outstanding, respectively)	169,000	0

Net Assets Applicable to Common Shareholders	$599,980	$424,632

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0 †	$0	†
Paid in capital in excess of par	546,800	343,113
Undistributed net investment income	11,115	6,094
Accumulated undistributed net realized gain (loss)	(12,374)	10,704
Net unrealized appreciation	54,439	64,721
	$599,980	$424,632

Common Shares Issued and Outstanding	38,468	14,960

Net Asset Value Per Common Share	$15.60	$28.38

Cost of Investments in Securities	$723,417	$677,840

Cost of Foreign Currency Held	$642	$900

Cost or Premiums of Financial Derivative Instruments, net	$(446)	$(14,518)

* Includes repurchase agreements of:	$16,164	$5,200

†	Amount is less than $500.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended October 31, 2014
(Amounts in thousands)	PIMCO Corporate & Income Strategy Fund	PIMCO Income Opportunity Fund

Investment Income:
Interest	$43,441	$47,562
Dividends	1,075	1,523
Total Income	44,516	49,085

Expenses:
Management fees	5,852	6,706
Auction agent fees and commissions	201	0
Trustee fees and related expenses	50	29
Auction rate preferred shares related expenses	32	0
Interest expense	5	1,563
Miscellaneous expense	2	1
Operating expenses pre-transition (a)
Custodian and accounting agent	185	150
Audit and tax services	62	46
Shareholder communications	79	53
New York Stock Exchange listing	25	17
Transfer agent	21	23
Legal	9	14
Insurance	21	14
Other expenses	4	2
Total Expenses	6,548	8,618

Net Investment Income	37,968	40,467

Net Realized Gain (Loss):
Investments in securities	23,674	15,279
Exchange-traded or centrally cleared financial derivative instruments	(23,734)	3,201
Over the counter financial derivative instruments	17,577	560
Foreign currency	94	(615)
Net Realized Gain	17,611	18,425

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	5,701	(14,479)
Exchange-traded or centrally cleared financial derivative instruments	12,196	(9,815)
Over the counter financial derivative instruments	(2,252)	3,839
Foreign currency assets and liabilities	(55)	285
Net Change in Unrealized Appreciation (Depreciation)	15,590	(20,170)
Net Gain (Loss)	33,201	(1,745)

Net Increase in Net Assets Resulting from Investment Operations	71,169	38,722

Distributions on Preferred Shares from Net Investment Income and Net Realized Gain	(163)	0

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$71,006	$38,722

(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

ANNUAL REPORT	OCTOBER 31, 2014	17

Statements of Changes in Net Assets

	PIMCO Corporate & Income Strategy Fund
(Amounts in thousands)	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$37,968	$48,375
Net realized gain	17,611	93,577
Net change in unrealized appreciation (depreciation)	15,590	(76,826)
Net increase resulting from operations	71,169	65,126
Distributions on Preferred Shares from Net Investment Income	(41)	(201)
Distributions on Preferred Shares from Net Realized Capital Gains	(122)	0
Net increase in net assets applicable to common shareholders resulting from operations	71,006	64,925

Distributions to Common Shareholders:
From net investment income	(51,774)	(59,574)
From net realized capital gains	(36,294)	0

Total Distributions to Common Shareholders	(88,068)	(59,574)

Common Share Transactions**:
Issued as reinvestment of distributions	4,817	3,391

Total Increase (Decrease) in Net Assets	(12,245)	8,742

Net Assets Applicable to Common Shareholders:
Beginning of year	612,225	603,483
End of year*	$599,980	$612,225

* Including undistributed (overdistributed) net investment income of:	$11,115	$(5,218)

** Common Share Transactions:
Shares issued as reinvestment of distributions	303	199

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund
Year Ended October 31, 2014	Year Ended October 31, 2013

$40,467	$42,569
18,425	11,347
(20,170)	33
38,722	53,949
0	0
0	0

38,722	53,949

(42,972)	(42,006)
0	0

(42,972)	(42,006)

2,321	2,642

(1,929)	14,585

426,561	411,976
$424,632	$426,561

$6,094	$7,629

82	91

ANNUAL REPORT	OCTOBER 31, 2014	19

Statement of Cash Flows

Year Ended October 31, 2014 (Amounts in thousands)	PIMCO Income Opportunity Fund
Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$38,722

Adjustments to reconcile net increase in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(1,387,264)
Proceeds from sales of long-term securities	1,272,496
Proceeds from sales of short-term portfolio investments, net	(7,667)
(Increase) in deposits with counterparty	(1,967)
Decrease in receivable for investments sold	151,417
(Increase) in interest and dividends receivable	(2,164)
(Increase) in exchange-traded or centrally cleared derivatives	(6,937)
(Increase) in over the counter derivatives	(1,801)
(Increase) in other assets	(6)
(Decrease) in payable for investments purchased	(207,171)
Increase in deposits from counterparty	277
Increase in accrued management fees	229
(Payments on) currency transactions	(721)
(Decrease) in other liabilities	(84)
Net Realized (Gain) Loss
Investments in securities	(15,279)
Exchange-traded or centrally cleared financial derivative instruments	(3,201)
Over the counter financial derivative instruments	(560)
Foreign currency	615
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	14,479
Exchange-traded or centrally cleared financial derivative instruments	9,815
Over the counter financial derivative instruments	(3,839)
Foreign currency assets and liabilities	(285)
Net amortization (accretion) on investments	(3,517)
Net cash (used for) operating activities	(154,413)

Cash flows received from financing activities:
Increase in overdraft due to custodian	1,855
Cash dividend paid*	(40,636)
Proceeds from reverse repurchase agreements	1,566,271
Payments on reverse repurchase agreements	(1,373,980)
Proceeds from deposits from counterparty	9,531
Payments on deposits from counterparty	(8,536)
Net cash received from financing activities	154,505
Net Increase in Cash and Foreign Currency	92

Cash and Foreign Currency:
Beginning of year	851
End of year	$943

* Reinvestment of dividends	$2,321

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,410

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Strategy Fund

October 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.8%

BANK LOAN OBLIGATIONS 0.1%
Clear Channel Communications, Inc.
TBD% due 01/30/2019		$500	$474

Total Bank Loan Obligations (Cost $463)			474

CORPORATE BONDS & NOTES 35.1%

BANKING & FINANCE 22.4%
AGFC Capital Trust
6.000% due 01/15/2067		2,300	1,949
AIG Life Holdings, Inc.
7.570% due 12/01/2045		3,400	4,511
Ally Financial, Inc.
6.250% due 12/01/2017		2,900	3,168
8.300% due 02/12/2015		2,000	2,037
American International Group, Inc.
6.250% due 03/15/2087		2,500	2,779
8.175% due 05/15/2068		300	409
Army Hawaii Family Housing Trust Certificates
5.524% due 06/15/2050		7,200	7,794
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	1,800	2,586
Barclays Bank PLC
7.625% due 11/21/2022		$3,900	4,256
Credit Agricole S.A.
6.625% due 09/23/2019 (d)		21,600	21,111
7.875% due 01/23/2024 (d)		1,300	1,346
General Electric Capital Corp.
6.375% due 11/15/2067		1,900	2,033
GSPA Monetization Trust
6.422% due 10/09/2029		5,044	5,797
LBG Capital PLC
7.375% due 03/12/2020	EUR	300	405
8.500% due 12/17/2021 (d)		$8,500	9,482
8.875% due 02/07/2020	EUR	400	565
9.125% due 07/15/2020	GBP	3,100	5,302
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$10,300	15,012
Nippon Life Insurance Co.
5.100% due 10/16/2044		1,600	1,675
Novo Banco S.A.
2.625% due 05/08/2017	EUR	200	227
3.875% due 01/21/2015		200	250
4.750% due 01/15/2018		600	720
5.000% due 04/04/2019		298	347
5.000% due 04/23/2019		608	718
5.000% due 05/14/2019		402	473
5.000% due 05/21/2019		225	263

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/23/2019	EUR	224	$264
5.875% due 11/09/2015		900	1,099
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (d)		$3,600	4,252
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		5,800	5,680
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		8,900	9,122
Wachovia Capital Trust
5.570% due 12/01/2014 (d)		19,100	18,575

			134,207

INDUSTRIALS 7.5%
Anadarko Petroleum Corp.
7.000% due 11/15/2027		3,460	4,111
Bombardier, Inc.
4.250% due 01/15/2016		2,300	2,358
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		600	541
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		1,404	1,569
Forbes Energy Services Ltd.
9.000% due 06/15/2019		300	291
Ford Motor Co.
7.700% due 05/15/2097		5,630	7,388
9.980% due 02/15/2047		1,500	2,424
Gulfport Energy Corp.
7.750% due 11/01/2020		400	410
Hema Bondco BV
6.250% due 06/15/2019	EUR	200	223
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$430	428
Perstorp Holding AB
9.000% due 05/15/2017	EUR	700	904
Pertamina Persero PT
6.450% due 05/30/2044		$9,000	9,607
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (b)		1,600	1,664
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (b)		1,000	1,063
Times Square Hotel Trust
8.528% due 08/01/2026		1,979	2,510
UAL Pass-Through Trust
10.400% due 05/01/2018		2,637	2,913
UCP, Inc.
8.500% due 10/21/2017		6,000	5,936

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	21

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	300	$395

			44,735

UTILITIES 5.2%
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		$2,357	2,625
Dynegy Finance, Inc.
6.750% due 11/01/2019		895	927
7.375% due 11/01/2022		850	900
7.625% due 11/01/2024		145	154
FPL Energy Wind Funding LLC
6.876% due 06/27/2017		457	454
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		5,800	5,155
Illinois Power Generating Co.
7.000% due 04/15/2018		1,600	1,536
7.950% due 06/01/2032		500	492
Mountain States Telephone & Telegraph Co.
7.375 % due 05/01/2030		8,200	9,828
Qwest Corp.
7.200% due 11/10/2026		5,360	5,393
Red Oak Power LLC
8.540% due 11/30/2019		2,030	2,207
Rosneft Finance S.A.
7.500% due 07/18/2016		1,200	1,252
7.875% due 03/13/2018		500	537

			31,460

Total Corporate Bonds & Notes (Cost $193,724)			210,402

MUNICIPAL BONDS & NOTES 7.4%

CALIFORNIA 1.6%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037		1,220	1,358
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		7,400	8,295

			9,653

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		12,700	14,385

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 2.7%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	$14,000	$15,968

NEW JERSEY 0.1%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	500	374

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	800	593

WEST VIRGINIA 0.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,800	3,238

Total Municipal Bonds & Notes (Cost $40,796)		44,211

U.S. GOVERNMENT AGENCIES 11.1%
Fannie Mae
3.500% due 03/25/2042 - 01/25/2043 (a)	14,525	2,268
4.000% due 01/25/2043 (a)	8,150	1,563
5.217% due 12/25/2042	650	516
5.218% due 07/25/2043	1,777	1,437
5.772% due 01/25/2043	2,649	2,090
5.998% due 11/25/2042 (a)	18,827	4,500
6.448% due 04/25/2041 (a)	3,018	514
Fannie Mae Strips
3.000% due 02/25/2043 (a)	83,008	15,448
3.500% due 02/25/2043 (a)	6,922	1,490
Freddie Mac
3.000% due 02/15/2033 (a)	19,252	2,478
3.500% due 09/15/2042 (a)	6,210	999
4.500% due 10/15/2042 (a)	8,024	1,609
5.847% due 08/15/2042 (a)	4,404	964
11.593% due 08/15/2043	2,755	2,908
Freddie Mac Strips
3.000% due 12/15/2042 (a)	54,045	10,724
Ginnie Mae
4.000% due 05/16/2042 - 08/16/2042 (a)	9,986	1,722
6.493% due 12/20/2042 (a)	23,771	6,010
8.591% due 08/20/2039	8,200	9,393

Total U.S. Government Agencies (Cost $63,929)		66,633

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 43.7%
American Home Mortgage Assets Trust
0.382% due 09/25/2046 ^	$140	$5
Banc of America Alternative Loan Trust
5.500% due 10/25/2035	7,939	7,224
6.000% due 01/25/2036	227	194
6.000% due 07/25/2046 ^	2,107	1,753
Banc of America Funding Trust
6.000% due 03/25/2037 ^	4,484	3,874
6.000% due 07/25/2037 ^	620	476
Banc of America Mortgage Trust
5.500% due 11/25/2035	4,700	4,451
6.000% due 03/25/2037 ^	890	844
6.500% due 09/25/2033	350	363
BCAP LLC Trust
5.410% due 03/26/2037	1,827	632
17.000% due 07/26/2036	1,862	1,918
Bear Stearns Adjustable Rate Mortgage Trust
2.543% due 08/25/2035 ^	10,055	8,839
Bear Stearns ALT-A Trust
2.561% due 11/25/2036	2,420	1,672
2.661% due 09/25/2035 ^	1,399	1,136
2.842% due 08/25/2036 ^	1,465	1,079
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	2,457	2,288
Chase Mortgage Finance Trust
2.497% due 12/25/2035 ^	21	19
6.000% due 07/25/2037 ^	1,524	1,353
Citicorp Mortgage Securities Trust
6.000% due 06/25/2036	2,628	2,743
Citigroup Mortgage Loan Trust, Inc.
5.208% due 08/25/2035	1,325	1,302
5.333% due 04/25/2037	572	508
5.461% due 09/25/2037 ^	6,055	5,421
CitiMortgage Alternative Loan Trust
5.750% due 05/25/2037	7,727	6,837
6.000% due 01/25/2037	4,888	4,091
6.000% due 06/25/2037 ^	4,310	3,595
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037	1,897	1,491
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	605	565
5.500% due 03/25/2036	277	223
5.500% due 05/25/2036 ^	3,410	2,667
5.750% due 01/25/2035	746	765
5.750% due 02/25/2035	884	869
5.750% due 03/25/2037 ^	1,408	1,194
6.000% due 02/25/2035	1,821	1,960
6.000% due 04/25/2036	9,435	8,668
6.000% due 08/25/2036	3,886	3,538
6.000% due 02/25/2037 ^	7,186	5,846
6.000% due 02/25/2037	1,866	1,490

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 04/25/2037 ^	$2,204	$1,856
6.000% due 05/25/2037	3,227	2,664
6.000% due 07/25/2037	735	716
6.250% due 12/25/2036 ^	2,454	2,061
6.500% due 08/25/2036 ^	861	675
Countrywide Home Loan Mortgage Pass-Through Trust
2.362% due 09/20/2036 ^	507	427
5.500% due 10/25/2035	1,013	939
5.750% due 03/25/2037 ^	1,452	1,331
6.000% due 02/25/2037	963	928
6.000% due 03/25/2037 ^	876	798
6.000% due 03/25/2037	1,256	1,143
6.000% due 04/25/2037 ^	285	265
6.000% due 07/25/2037	8,560	7,335
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^	952	863
6.000% due 06/25/2037 ^	2,199	2,050
6.750% due 08/25/2036 ^	2,477	1,983
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036	1,381	1,200
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^	9,400	7,928
GSR Mortgage Loan Trust
2.475% due 08/25/2034	1,155	1,078
4.989% due 11/25/2035	1,580	1,558
5.500% due 05/25/2036 ^	1,013	943
6.000% due 02/25/2036	5,937	5,235
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037	4,213	2,958
JPMorgan Alternative Loan Trust
2.537% due 03/25/2037 ^	3,204	2,513
6.000% due 12/25/2035 ^	3,333	3,037
6.310% due 08/25/2036	2,500	1,995
JPMorgan Mortgage Trust
2.522% due 01/25/2037	1,437	1,256
2.610% due 02/25/2036 ^	6,075	5,459
5.000% due 03/25/2037 ^	2,511	2,312
5.750% due 01/25/2036 ^	169	158
6.000% due 01/25/2036	4,278	3,902
6.000% due 08/25/2037 ^	432	391
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	1,596	1,252
6.000% due 07/25/2037	495	453
MASTR Alternative Loan Trust
6.750% due 07/25/2036	3,002	2,224
Merrill Lynch Mortgage Investors Trust
2.845% due 03/25/2036 ^	1,169	807
Morgan Stanley Mortgage Loan Trust
4.884% due 05/25/2036	4,571	3,641
6.000% due 02/25/2036 ^	3,735	3,699
New Century Alternative Mortgage Loan Trust
6.173% due 07/25/2036 ^	7,433	5,176

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	23

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
0.382% due 05/25/2037 ^	$447	$112
3.416% due 12/26/2034	4,114	3,538
6.000% due 06/25/2036	1,124	933
6.000% due 06/25/2036 ^	903	750
6.000% due 08/25/2036 ^	3,756	3,046
6.000% due 09/25/2036 ^	3,255	2,354
6.000% due 12/25/2036 ^	4,028	3,317
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	1,375	1,456
Residential Asset Securitization Trust
4.924% due 06/25/2046	2,758	1,975
6.000% due 02/25/2036	1,132	913
6.000% due 09/25/2036 ^	760	509
6.000% due 11/25/2036	3,747	2,770
6.000% due 03/25/2037 ^	2,341	1,805
6.000% due 05/25/2037 ^	3,086	2,760
6.250% due 09/25/2037 ^	3,599	2,628
Residential Funding Mortgage Securities, Inc. Trust
3.401% due 02/25/2037	3,042	2,433
6.000% due 01/25/2037 ^	1,431	1,321
6.250% due 08/25/2036 ^	1,815	1,659
6.500% due 03/25/2032	286	298
Sequoia Mortgage Trust
2.442% due 02/20/2047	668	580
6.224% due 07/20/2037 ^	1,328	1,275
Structured Adjustable Rate Mortgage Loan Trust
2.453% due 11/25/2036	4,710	3,854
4.867% due 05/25/2036	3,990	3,142
4.886% due 03/25/2037	6,219	4,591
5.020% due 01/25/2036 ^	4,050	3,070
5.122% due 07/25/2035 ^	1,981	1,728
5.225% due 07/25/2036	9,179	6,168
5.283% due 07/25/2036 ^	1,403	1,218
Suntrust Adjustable Rate Mortgage Loan Trust
2.664% due 02/25/2037 ^	699	609
2.742% due 04/25/2037 ^	1,322	1,125
WaMu Mortgage Pass-Through Certificates Trust
2.120% due 07/25/2037 ^	809	699
2.237% due 09/25/2036 ^	552	499
2.354% due 03/25/2037	166	158
2.374% due 02/25/2037 ^	798	705
4.531% due 02/25/2037 ^	1,277	1,175
4.598% due 07/25/2037 ^	2,164	2,036
6.076% due 10/25/2036 ^	4,327	3,678
Washington Mutual Mortgage Pass-Through Certificates Trust
0.875% due 04/25/2047 ^	63	2
0.955% due 05/25/2047 ^	640	59
6.000% due 10/25/2035 ^	3,340	2,552
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037	1,449	1,389
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036 ^	873	809
2.613% due 05/25/2036 ^	164	156

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.615% due 04/25/2036		$416	$401
2.615% due 08/25/2036		7,250	6,950
5.708% due 10/25/2036		910	886
6.000% due 07/25/2037 ^		867	859

Total Mortgage-Backed Securities (Cost $247,602)			262,052

ASSET-BACKED SECURITIES 5.5%
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		429	364
Countrywide Asset-Backed Certificates
5.188% due 07/25/2036		2,849	2,800
5.250% due 10/25/2046 ^		9,948	8,603
Greenpoint Manufactured Housing
8.140% due 03/20/2030		1,917	1,971
GSAA Home Equity Trust
6.295% due 06/25/2036 ^		1,919	1,142
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.312% due 07/25/2037		13,087	7,794
JPMorgan Mortgage Acquisition Trust
4.942% due 01/25/2037 ^		8,158	6,308
Mid-State Trust
6.340% due 10/15/2036		1,462	1,546
8.330% due 04/01/2030		1,789	1,819
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		1,073	821

Total Asset-Backed Securities (Cost $33,104)			33,168

SOVEREIGN ISSUES 9.1%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	174,800	54,922

Total Sovereign Issues (Cost $55,689)			54,922

		SHARES
PREFERRED SECURITIES 4.5%

BANKING & FINANCE 4.5%
Citigroup Capital
7.875% due 10/30/2040		120,000	3,194
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		15,300	19,818
GMAC Capital Trust
8.125% due 02/15/2040		144,400	3,860

Total Preferred Securities (Cost $26,209)			26,872

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.3%

REPURCHASE AGREEMENTS (e) 2.7%
		$16,164

SHORT-TERM NOTES 6.8%
Fannie Mae
0.071% due 04/27/2015	$7,100	7,098
0.076% due 05/01/2015	1,300	1,300
0.081% due 05/01/2015	900	900
Federal Home Loan Bank
0.081% due 04/06/2015	2,400	2,399
0.088% due 04/24/2015	1,000	1,000
Freddie Mac
0.071% due 03/25/2015 - 04/10/2015	28,100	28,094

		40,791

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
0.038% due 03/26/2015 - 04/30/2015 (c)(g)(i)	$4,951	$4,950

Total Short-Term Instruments (Cost $61,901)		61,905

Total Investments in Securities (Cost $723,417)		760,639

Total Investments 126.8% (Cost $723,417)		$760,639

Financial Derivative Instruments (f)(h) 0.3% (Cost or Premiums, net $(446))		1,546

Preferred Shares (28.2%)		(169,000)

Other Assets and Liabilities, net 1.1%		6,795

Net Assets Applicable to Common Shareholders 100.0%		$599,980

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.160%	10/31/2014	11/03/2014	$14,600	U.S. Treasury Notes 2.625% due 11/15/2020	$(14,911)	$14,600	$14,600
SSB	0.000%	10/31/2014	11/03/2014	1,564	Freddie Mac 2.000% due 11/02/2022	(1,600)	1,564	1,564

Total Repurchase Agreements						$(16,511)	$16,164	$16,164

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	25

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of October 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SAL	$14,600	$0	$0	$0	$14,600	$(14,911)	$(311)
SSB	1,564	0	0	0	1,564	(1,600)	(36)

Total Borrowings and Other Financing Transactions	$ 16,164	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/18/2019	$215,300	$(4,806)	$(3,313)	$255	$0
Pay	3-Month USD-LIBOR	2.250%	12/17/2019	89,600	1,831	(478)	0	(128)
Receive	3-Month USD-LIBOR	3.750%	09/17/2043	209,000	(23,651)	(8,566)	1,274	0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044	209,000	22,203	29,022	0	(1,221)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	22,100	(1,983)	(1,109)	134	0

Total Swap Agreements					$(6,406)	$15,556	$1,663	$(1,349)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2014:

(g)	Securities with an aggregate market value of $3,220 and cash of $3,481 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$0	$1,663	$1,663	$0	$0	$(1,349)	$(1,349)

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2014		GBP	3,441	$		5,626	$121	$0
	11/2014	$		5,908		GBP	3,667	0	(43)
	12/2014		EUR	235	$		300	5	0
	12/2014		GBP	3,667			5,907	43	0
	06/2015		EUR	33			45	3	0
	06/2016			93			127	9	0
	06/2016	$		5		EUR	4	0	0

BPS	11/2014		EUR	3,629	$		4,628	80	0
	06/2015			15			20	1	0

BRC	11/2014			648			825	13	0
	12/2014		BRL	371			151	2	0
	06/2015		EUR	19			26	2	0
	06/2016			17			23	2	0

CBK	01/2015		BRL	74,302			29,554	82	0
	06/2015		EUR	16			22	2	0
	06/2015	$		32		EUR	24	0	(2)

DUB	12/2014		BRL	833	$		339	6	0
	06/2016		EUR	10			14	1	0

FBF	12/2014		BRL	290			118	2	0
	04/2015		EUR	8,025			10,880	812	0
	06/2015			27			37	3	0

GLM	11/2014			198			251	3	0
	12/2014		BRL	462			188	3	0
	12/2014		GBP	38			60	0	0
	02/2015		MXN	819			60	0	(1)
	06/2015	$		37		EUR	28	0	(2)

HUS	11/2014		EUR	433	$		551	8	0
	11/2014	$		8,060		EUR	6,250	0	(227)

JPM	11/2014		EUR	1,868	$		2,394	53	0
	11/2014		GBP	226			363	2	0

MSB	01/2015		BRL	61,836			24,617	90	0
	06/2015		EUR	23			32	3	0
	06/2016			24			33	3	0

NAB	06/2015			19			26	2	0
	06/2016			53			73	6	0

UAG	11/2014			661			840	12	0
	11/2014	$		1,518		EUR	1,187	0	(31)
	12/2014			840			661	0	(11)
	06/2015			132			100	0	(6)

Total Forward Foreign Currency Contracts								$1,374	$(323)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	27

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BPS	Novo Banco S.A.	5.000%	12/20/2019	4.650%	EUR 300	$(5)	$13	$8	$0

BRC	Novo Banco S.A.	5.000%	12/20/2019	4.650%	800	(13)	33	20	0

						$(18)	$46	$28	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month USD-LIBOR	2.200%	01/14/2020	$	150,600	$(342)	$848	$506	$0

UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	57,700	(86)	(267)	0	(353)

							$(428)	$581	$506	$(353)

Total Swap Agreements							$(446)	$627	$534	$(353)

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2014:

(i)	Securities with an aggregate market value of $1,730 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$181	$0	$506	$687	$(43)	$0	$0	$(43)	$644	$(540)	$104
BPS	81	0	8	89	0	0	0	0	89	0	89
BRC	19	0	20	39	0	0	0	0	39	0	39
CBK	84	0	0	84	(2)	0	0	(2)	82	780	862
DUB	7	0	0	7	0	0	0	0	7	0	7
FBF	817	0	0	817	0	0	0	0	817	(830)	(13)
GLM	6	0	0	6	(3)	0	0	(3)	3	0	3
HUS	8	0	0	8	(227)	0	0	(227)	(219)	0	(219)
JPM	55	0	0	55	0	0	0	0	55	0	55
MSB	96	0	0	96	0	0	0	0	96	620	716
NAB	8	0	0	8	0	0	0	0	8	0	8
UAG	12	0	0	12	(48)	0	(353)	(401)	(389)	330	(59)

Total Over the Counter	$1,374	$0	$534	$1,908	$(323)	$0	$(353)	$(676)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,663	$1,663

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,374	$0	$1,374
Swap Agreements	0	28	0	0	506	534

	$0	$28	$0	$1,374	$506	$1,908

	$0	$28	$0	$1,374	$2,169	$3,571

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	29

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,349	$1,349

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$323	$0	$323
Swap Agreements	0	0	0	0	353	353

	$0	$0	$0	$323	$353	$676

	$0	$0	$0	$323	$1,702	$2,025

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(23,734)	$(23,734)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,179)	$0	$(3,179)
Swap Agreements	0	(6)	0	0	20,762	20,756

	$0	$(6)	$0	$(3,179)	$20,762	$17,577

	$0	$(6)	$0	$(3,179)	$(2,972)	$(6,157)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$12,196	$12,196

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,815	$0	$2,815
Swap Agreements	0	46	0	0	(5,113)	(5,067)

	$0	$46	$0	$2,815	$(5,113)	$(2,252)

	$0	$46	$0	$2,815	$7,083	$9,944

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$474	$0	$474
Corporate Bonds & Notes
Banking & Finance	0	128,410	5,797	134,207
Industrials	0	34,317	10,418	44,735
Utilities	0	28,835	2,625	31,460
Municipal Bonds & Notes
California	0	9,653	0	9,653
Illinois	0	14,385	0	14,385

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Nebraska	$0	$15,968	$0	$15,968
New Jersey	0	374	0	374
Virginia	0	593	0	593
West Virginia	0	3,238	0	3,238
U.S. Government Agencies	0	66,633	0	66,633
Mortgage-Backed Securities	0	262,052	0	262,052
Asset-Backed Securities	0	33,168	0	33,168
Sovereign Issues	0	54,922	0	54,922
Preferred Securities
Banking & Finance	7,054	19,818	0	26,872
Short-Term Instruments
Repurchase Agreements	0	16,164	0	16,164
Short-Term Notes	0	40,791	0	40,791
U.S. Treasury Bills	0	4,950	0	4,950

Total Investments	$7,054	$734,745	$18,840	$760,639

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,663	0	1,663
Over the counter	0	1,908	0	1,908
	$0	$3,571	$0	$3,571

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,349)	0	(1,349)
Over the counter	0	(676)	0	(676)
	$0	$(2,025)	$0	$(2,025)

Totals	$7,054	$736,291	$18,840	$762,185

There were no significant transfers between Level 1 and 2 during the period ended October 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2014:

Category and Subcategory	Beginning Balance at 10/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,104	$0	$(98)	$2	$1	$788	$0	$0	$5,797	$0
Industrials	6,013	5,977	(1,282)	(44)	(1,766)	1,521	0	0	10,418	(41)
Utilities	0	0	0	0	0	0	2,625	0	2,625	0

Totals	$11,117	$5,977	$(1,380)	$(42)	$(1,765)	$2,309	$2,625	$0	$18,840	$(41)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	31

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

October 31, 2014

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,797	Benchmark Pricing	Base Price	115.40
Industrials	5,936	Benchmark Pricing	Base Price	99.63
	4,482	Third Party Vendor	Broker Quote	110.50-111.75
Utilities	2,625	Third Party Vendor	Broker Quote	111.36

Total	$18,840

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Opportunity Fund

October 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.8%

BANK LOAN OBLIGATIONS 7.0%
Albertson’s Holdings LLC
4.000% due 08/25/2019		$405	$405
4.500% due 08/25/2021		886	887
Amaya Holdings B.V.
8.000% due 08/01/2022		1,900	1,920
CDRH Parent, Inc.
5.250% due 07/01/2021		190	189
Clear Channel Communications, Inc.
3.804% due 01/29/2016		920	914
6.904% due 01/30/2019		4,600	4,357
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		17,077	17,064
New Albertson’s, Inc.
4.750% due 06/27/2021		800	792
Numericable U.S. LLC
4.500% due 05/21/2020		472	474
OGX
8.000% due 04/11/2015		260	216
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021		599	592
Sequa Corp.
5.250% due 06/19/2017		496	473
ServiceMaster Co.
4.250% due 07/01/2021		500	496
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		750	754

Total Bank Loan Obligations (Cost $29,716)			29,533

CORPORATE BONDS & NOTES 71.8%

BANKING & FINANCE 27.1%
AGFC Capital Trust
6.000% due 01/15/2067 (i)		2,300	1,949
Ally Financial, Inc.
6.750% due 12/01/2014 (i)		1,850	1,859
8.300% due 02/12/2015 (i)		5,000	5,094
American International Group, Inc.
8.625% due 05/22/2068 (i)	GBP	550	1,033
Banco Continental SAECA
8.875% due 10/15/2017 (i)		$3,900	4,178
Barclays Bank PLC
7.625% due 11/21/2022 (i)		400	437
7.750% due 04/10/2023 (i)		200	220
14.000% due 06/15/2019 (f)(i)	GBP	2,170	4,530
Barclays PLC
8.000% due 12/15/2020 (f)	EUR	200	261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$12,064	$12,114
BPCE S.A.
9.000% due 03/17/2015 (f)(i)	EUR	750	961
9.250% due 04/22/2015 (f)(i)		350	451
Cantor Fitzgerald LP
7.875% due 10/15/2019 (i)		$3,400	3,764
Citigroup, Inc.
5.800% due 11/15/2019 (f)		80	80
6.300% due 05/15/2024 (f)		700	697
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020 (i)	EUR	3,000	4,483
11.000% due 06/30/2019 (f)(i)		$4,865	6,361
Credit Suisse AG
6.500% due 08/08/2023 (i)		3,200	3,536
Exeter Finance Corp.
9.750% due 05/20/2019		2,800	2,800
Genesis Energy LP
5.625% due 06/15/2024 (i)		1,700	1,666
Jefferies Finance LLC
7.500% due 04/15/2021 (i)		2,285	2,291
Jefferies LoanCore LLC
6.875% due 06/01/2020 (i)		1,552	1,509
JPMorgan Chase & Co.
5.000% due 07/01/2019 (f)		199	197
6.100% due 10/01/2024 (f)		200	201
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (g)		3,900	3,900
8.500% due 08/08/2019 (g)		1,300	1,300
LBG Capital PLC
7.588% due 05/12/2020 (i)	GBP	1,500	2,540
7.869% due 08/25/2020		300	512
15.000% due 12/21/2019 (i)		3,343	7,487
15.000% due 12/21/2019	EUR	250	463
Navient Corp.
8.000% due 03/25/2020 (i)		$1,000	1,150
8.450% due 06/15/2018 (i)		4,700	5,389
Novo Banco S.A.
3.875% due 01/21/2015	EUR	1,000	1,249
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019		500	589
5.717% due 06/16/2021 (i)		$1,700	1,665
6.125% due 02/07/2022 (i)		7,900	7,930
6.125% due 02/07/2022		600	602
SL Green Realty Corp.
7.750% due 03/15/2020 (i)		4,750	5,717
Springleaf Finance Corp.
6.500% due 09/15/2017 (i)		1,100	1,180
6.900% due 12/15/2017 (i)		2,500	2,731

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	33

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Toll Road Investors Partnership LP
0.000% due 02/15/2045		$18,610	$3,769
Towergate Finance PLC
8.500% due 02/15/2018	GBP	1,730	2,366
UBS AG
4.750% due 02/12/2026	EUR	400	530
UBS Preferred Funding Trust
6.243% due 05/15/2016 (f)(i)		$2,500	2,604
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020 (i)		1,000	1,025

			115,370

INDUSTRIALS 34.9%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019 (i)		2,000	1,920
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018 (i)		3,100	3,239
Ancestry.com, Inc. (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (c)		550	551
Armored Autogroup, Inc.
9.250% due 11/01/2018 (i)		5,940	6,059
Aston Martin Capital Ltd.
9.250% due 07/15/2018 (i)	GBP	500	844
Berau Coal Energy Tbk PT
7.250% due 03/13/2017 (i)		$2,100	1,449
Boardriders S.A.
8.875% due 12/15/2017 (i)	EUR	400	455
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(i)		$3,601	3,248
Brakes Capital
5.084% due 12/15/2018	EUR	600	729
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (i)		$10,192	7,695
9.000% due 02/15/2020 (i)		508	386
California Resources Corp.
6.000% due 11/15/2024 (i)		5,100	5,240
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (c)(i)		1,500	1,528
Carolina Beverage Group LLC
10.625% due 08/01/2018 (i)		1,102	1,143
Commercial Vehicle Group, Inc.
7.875% due 04/15/2019 (i)		1,585	1,648
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 (i)		871	973
8.048% due 05/01/2022 (i)		954	1,073
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		200	19
9.250% due 06/30/2020 ^		1,800	171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Crimson Merger Sub, Inc.
6.625% due 05/15/2022 (i)		$3,600	$3,370
CVS Pass-Through Trust
7.507% due 01/10/2032 (i)		2,692	3,434
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021 (i)		1,226	1,423
Diamond Foods, Inc.
7.000% due 03/15/2019 (i)		250	256
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (i)		1,500	1,462
Dry Mix Solutions Investissements S.A.S.
4.334% due 06/15/2021	EUR	600	734
Endo Finance LLC & Endo Finco, Inc.
5.375% due 01/15/2023 (i)		$2,300	2,254
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	20	34
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (i)		$1,580	1,533
GCI, Inc.
6.750% due 06/01/2021 (i)		4,181	4,173
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^		958	103
HCA, Inc.
6.500% due 02/15/2020 (i)		2,500	2,800
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	958
Hema Bondco BV
6.250% due 06/15/2019		300	335
iHeartCommunications, Inc.
9.000% due 03/01/2021 (i)		$3,790	3,804
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		4,391	4,369
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (i)		1,975	2,074
Mongolian Mining Corp.
8.875% due 03/29/2017		2,400	1,499
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	300	395
Numericable Group S.A.
4.875% due 05/15/2019 (i)		$7,000	7,009
5.375% due 05/15/2022	EUR	600	783
5.625% due 05/15/2024 (i)		1,100	1,432
6.000% due 05/15/2022 (i)		$500	512
OGX Austria GmbH
8.375% due 04/01/2022 ^		3,300	83
8.500% due 06/01/2018 ^		3,700	93
Perstorp Holding AB
8.750% due 05/15/2017 (i)		5,000	5,100
9.000% due 05/15/2017 (i)	EUR	1,600	2,065
Petrobras International Finance Co. S.A.
5.750% due 01/20/2020 (i)		$600	635
7.875% due 03/15/2019 (i)		9,700	11,172

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleos de Venezuela S.A.
6.000% due 11/15/2026		$130	$64
Pinnacol Assurance
8.625% due 06/25/2034 (g)		2,900	2,993
Pittsburgh Glass Works LLC
8.000% due 11/15/2018 (i)		540	570
Quiksilver, Inc.
7.875% due 08/01/2018 (i)		112	103
Regency Energy Partners LP
5.000% due 10/01/2022 (i)		2,100	2,145
Rockies Express Pipeline LLC
6.875% due 04/15/2040 (i)		310	346
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	100	118
Russian Railways Via RZD Capital PLC
5.700% due 04/05/2022 (i)		$400	399
5.739% due 04/03/2017 (i)		500	517
7.487% due 03/25/2031	GBP	100	166
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (i)		$7,650	8,243
Teine Energy Ltd.
6.875% due 09/30/2022		800	766
Tembec Industries, Inc.
9.000% due 12/15/2019 (i)		1,800	1,827
Times Square Hotel Trust
8.528% due 08/01/2026 (i)		5,180	6,571
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019 (i)		5,688	6,029
UAL Pass-Through Trust
9.750% due 07/15/2018 (i)		1,619	1,797
10.400% due 05/01/2018 (i)		1,181	1,304
UCP, Inc.
8.500% due 10/21/2017		2,800	2,770
Unique Pub Finance Co. PLC
7.395% due 03/28/2024	GBP	500	837
UPCB Finance Ltd.
6.375% due 07/01/2020 (i)	EUR	3,450	4,556
7.625% due 01/15/2020 (i)		1,500	1,973
Valeant Pharmaceuticals International
6.875% due 12/01/2018 (i)		$1,100	1,143
Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (c)(i)		300	319
Western Express, Inc.
12.500% due 04/15/2015		320	286

			148,106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 9.8%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$100	$112
8.700% due 08/07/2018 (i)		600	670
Cloud Peak Energy Resources LLC
8.500% due 12/15/2019 (i)		1,800	1,881
Dynegy Finance, Inc.
6.750% due 11/01/2019 (i)		635	658
7.375% due 11/01/2022 (i)		605	641
7.625% due 11/01/2024		100	106
Frontier Communications Corp.
9.000% due 08/15/2031 (i)		2,000	2,180
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	178
6.000% due 11/27/2023 (i)		1,150	1,118
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		200	205
5.999% due 01/23/2021 (i)		181	185
6.510% due 03/07/2022 (i)		6,600	6,922
6.605% due 02/13/2018	EUR	100	135
7.288% due 08/16/2037 (i)		$1,454	1,559
8.625% due 04/28/2034 (i)		1,081	1,277
9.250% due 04/23/2019		100	116
Illinois Power Generating Co.
6.300% due 04/01/2020 (i)		4,295	3,962
7.950% due 06/01/2032 (i)		4,033	3,973
NGPL PipeCo LLC
7.768% due 12/15/2037		257	267
9.625% due 06/01/2019 (i)		3,600	3,852
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021 (i)		4,375	4,638
Sierra Hamilton LLC
12.250% due 12/15/2018		200	204
Sprint Corp.
7.125% due 06/15/2024 (i)		5,800	5,981
7.875% due 09/15/2023 (i)		600	651
Westmoreland Coal Co.
10.750% due 02/01/2018		87	91

			41,562

Total Corporate Bonds & Notes (Cost $305,174)			305,038

CONVERTIBLE BONDS & NOTES 1.3%

BANKING & FINANCE 1.3%
SL Green Operating Partnership LP
3.000% due 10/15/2017		3,800	5,522

Total Convertible Bonds & Notes (Cost $3,787)			5,522

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	35

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.6%

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		$200	$200

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		2,790	2,377

Total Municipal Bonds & Notes (Cost $2,877)			2,577

U.S. GOVERNMENT AGENCIES 0.3%
Fannie Mae
4.000% due 11/01/2033 - 10/01/2040		79	84
Freddie Mac
0.751% due 10/25/2020 (a)(i)		29,169	1,076

Total U.S. Government Agencies (Cost $1,140)			1,160

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes
0.250% due 02/28/2015 (k)		498	498

Total U.S. Treasury Obligations (Cost $498)			498

MORTGAGE-BACKED SECURITIES 42.7%
Adjustable Rate Mortgage Trust
2.808% due 01/25/2036		281	246
Auburn Securities PLC
0.908% due 10/01/2041	GBP	290	458
Banc of America Alternative Loan Trust
16.606% due 09/25/2035		$2,885	3,592
Banc of America Funding Trust
2.297% due 12/20/2036		249	251
2.622% due 03/20/2036 ^		1,804	1,572
2.693% due 12/20/2034		1,624	1,369
2.801% due 12/20/2034		466	277
12.334% due 10/20/2046 ^		904	689
Banc of America Mortgage Trust
2.497% due 10/20/2046 ^		186	121
2.640% due 09/25/2034		279	279
5.750% due 08/25/2034 (i)		642	682
BCAP LLC Trust
1.832% due 11/26/2037 ^		782	785
5.017% due 03/26/2036		480	486

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
2.373% due 09/25/2034		$154	$139
2.563% due 08/25/2047 ^		590	476
2.581% due 10/25/2036 ^		1,732	1,504
2.588% due 01/25/2035		355	359
2.666% due 09/25/2034		190	186
4.899% due 03/25/2035		882	867
4.998% due 06/25/2047 ^		524	471
Bear Stearns ALT-A Trust
0.472% due 06/25/2046 ^(i)		5,334	3,601
0.852% due 01/25/2035 (i)		1,315	1,285
2.431% due 11/25/2035		92	74
2.468% due 09/25/2034		1,543	1,377
2.480% due 04/25/2035		511	402
2.670% due 08/25/2036 ^		5,028	4,174
2.707% due 05/25/2036 ^		1,279	1,001
2.842% due 08/25/2036 ^		749	552
2.895% due 05/25/2035		817	744
3.602% due 09/25/2034		763	745
4.160% due 07/25/2035		465	354
4.334% due 11/25/2036 ^		874	679
Bear Stearns Commercial Mortgage Securities Trust
6.000% due 11/11/2035		490	495
Bluestone Securities PLC
0.778% due 06/09/2043	GBP	463	718
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^		$2,805	1,834
Celtic Residential Irish Mortgage Securitisation PLC
0.246% due 11/13/2047	EUR	652	779
Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^		$1,354	1,168
6.000% due 03/25/2037 ^		1,466	1,326
Citigroup Mortgage Loan Trust, Inc.
2.777% due 03/25/2037 ^(i)		2,933	2,282
5.500% due 11/25/2035 ^		1,112	989
Commercial Mortgage Trust
5.909% due 07/10/2046 (i)		2,170	2,421
Countrywide Alternative Loan Trust
0.352% due 12/20/2046		1,377	1,056
0.402% due 06/25/2037		1,403	933
0.487% due 11/20/2035 (i)		3,231	2,606
0.502% due 05/25/2036 ^		2,815	1,766
0.502% due 06/25/2036		2,496	1,793
5.500% due 10/25/2035 ^		619	568
5.500% due 12/25/2035 (i)		3,088	2,712
5.750% due 05/25/2036 ^(i)		510	438
6.000% due 11/25/2035 ^		505	273
6.000% due 04/25/2036 ^		539	472
6.000% due 04/25/2037 ^(i)		964	755
6.000% due 05/25/2037 ^		1,947	1,642
6.000% due 05/25/2037 ^(i)		2,671	2,205
6.250% due 08/25/2037 ^		552	463
6.500% due 09/25/2032		678	669

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 07/25/2035 ^		$1,249	$730
6.500% due 06/25/2036 ^		771	629
Countrywide Home Loan Mortgage Pass-Through Trust
0.472% due 03/25/2035		1,131	1,089
2.384% due 08/20/2035 ^		172	161
2.479% due 11/25/2035 ^(i)		4,139	3,537
2.501% due 06/20/2035		482	423
2.624% due 08/25/2034		108	96
2.643% due 09/25/2047 ^		1,340	1,183
2.921% due 03/25/2037 ^		1,601	1,311
5.500% due 08/25/2035 ^		181	173
Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032 (i)		2,194	2,367
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036		609	353
Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.752% due 07/25/2036 ^		845	441
5.896% due 04/25/2036		689	566
6.500% due 05/25/2036 ^		564	394
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.302% due 02/25/2047		928	640
6.250% due 07/25/2036 ^		180	132
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033 (i)		399	419
Downey Savings & Loan Association Mortgage Loan Trust
0.337% due 04/19/2047 ^		722	189
EMF-NL BV
1.081% due 07/17/2041	EUR	800	910
2.331% due 10/17/2041		1,000	1,247
First Horizon Alternative Mortgage Securities Trust
2.202% due 05/25/2036 ^		$1,640	1,346
2.232% due 02/25/2036		344	274
2.236% due 11/25/2036 ^		2,189	1,648
2.261% due 08/25/2035 ^		374	104
6.250% due 11/25/2036 ^		186	156
First Horizon Mortgage Pass-Through Trust
2.381% due 07/25/2037 ^		222	186
2.569% due 01/25/2037 ^		1,706	1,488
5.500% due 08/25/2035		306	313
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)		50,020	204
GMAC Mortgage Corp. Loan Trust
2.886% due 06/25/2034		261	252
2.948% due 07/19/2035		151	142
3.277% due 06/25/2034		215	209
Greenpoint Mortgage Funding Trust
0.332% due 01/25/2037		1,723	1,321
GS Mortgage Securities Trust
1.504% due 08/10/2043 (a)		9,231	598
6.023% due 08/10/2043 (i)		2,100	2,313

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
0.602% due 07/25/2037 ^		$735	$532
2.663% due 01/25/2036 ^(i)		2,433	2,296
2.816% due 12/25/2034		49	47
6.000% due 09/25/2034		171	171
HarborView Mortgage Loan Trust
0.347% due 02/19/2046 (i)		2,701	2,367
0.367% due 11/19/2036 (i)		5,057	3,709
0.477% due 01/19/2035		420	358
0.717% due 06/19/2034		383	359
2.535% due 08/19/2036 ^		391	287
4.592% due 06/19/2036 ^		1,875	1,354
HomeBanc Mortgage Trust
0.402% due 03/25/2035		603	543
IM Pastor Fondo de Titulizacion de Activos
0.222% due 03/22/2044	EUR	934	1,061
Impac CMB Trust
0.672% due 11/25/2035 ^		$496	409
IndyMac Mortgage Loan Trust
0.382% due 04/25/2035		312	275
0.952% due 08/25/2034		331	298
1.012% due 09/25/2034		661	599
2.059% due 06/25/2037 ^		502	385
2.594% due 12/25/2036 ^		2,144	1,891
2.668% due 05/25/2037 ^		1,809	1,426
4.643% due 05/25/2037 ^		96	14
4.703% due 11/25/2036 ^		1,796	1,643
JPMorgan Alternative Loan Trust
2.574% due 05/25/2036 ^		702	576
5.500% due 11/25/2036 ^		7	7
JPMorgan Commercial Mortgage-Backed Securities Trust
5.638% due 03/18/2051 (i)		4,000	4,326
JPMorgan Mortgage Trust
2.523% due 07/25/2035		228	227
2.535% due 10/25/2036		91	82
2.681% due 06/25/2037 ^		495	428
2.816% due 05/25/2036		1,317	1,179
5.500% due 11/25/2034 (i)		3,446	3,532
6.000% due 08/25/2037 ^		1,079	977
KGS Alpha SBA Trust
1.068% due 04/25/2038		2,631	123
Landmark Mortgage Securities PLC
0.301% due 06/17/2038	EUR	434	525
0.787% due 06/17/2038	GBP	1,139	1,761
Legg Mason Mortgage Capital Corp.
7.110% due 03/10/2021 (g)		$2,242	2,259
Lehman Mortgage Trust
6.000% due 05/25/2037 ^(i)		2,619	2,553
6.147% due 04/25/2036		604	577
MASTR Adjustable Rate Mortgages Trust
0.362% due 04/25/2046		1,346	1,028
0.854% due 01/25/2047 ^		647	441
3.020% due 10/25/2034		1,089	957

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	37

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
2.546% due 07/25/2035 (i)	$3,119	$2,737
2.737% due 01/25/2035 ^	406	30
5.750% due 12/25/2035	887	856
6.000% due 08/25/2037 ^	517	482
Morgan Stanley Re-REMIC Trust
0.000% due 07/17/2056 (b)(i)	945	938
Prime Mortgage Trust
0.502% due 06/25/2036 ^	5,424	2,983
7.000% due 07/25/2034	251	255
Regal Trust
2.167% due 09/29/2031	31	29
Residential Accredit Loans, Inc. Trust
0.332% due 06/25/2046	456	208
0.362% due 06/25/2037	2,928	2,223
5.500% due 04/25/2037	200	159
6.000% due 08/25/2035	975	863
6.000% due 01/25/2037 ^	948	814
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	689	531
Residential Funding Mortgage Securities, Inc. Trust
5.786% due 07/27/2037 ^	483	426
6.000% due 06/25/2037 ^	874	773
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048 (i)	2,000	2,105
Salomon Brothers Mortgage Securities, Inc.
6.500% due 02/25/2029	503	511
Sequoia Mortgage Trust
2.784% due 01/20/2038 ^	558	475
Structured Adjustable Rate Mortgage Loan Trust
2.414% due 08/25/2034	42	42
4.683% due 11/25/2036 ^	1,413	1,283
5.020% due 01/25/2036 ^	1,895	1,436
Structured Asset Mortgage Investments Trust
0.362% due 08/25/2036 (i)	3,345	2,621
0.382% due 05/25/2045	247	224
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.379% due 01/25/2034	741	721
Suntrust Adjustable Rate Mortgage Loan Trust
2.869% due 10/25/2037	540	484
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	490	317
WaMu Commercial Mortgage Securities Trust
5.667% due 03/23/2045 (i)	5,000	5,240
WaMu Mortgage Pass-Through Certificates Trust
0.442% due 10/25/2045	54	52
2.000% due 11/25/2036 ^	550	468
2.055% due 06/25/2037 (i)	2,596	2,255
2.069% due 03/25/2037 ^	905	772
2.143% due 03/25/2033	146	146
2.167% due 07/25/2046 (i)	2,938	2,664

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.303% due 02/25/2037 ^	$1,464	$1,265
2.329% due 07/25/2037 ^(i)	5,050	4,123
2.353% due 07/25/2037 ^	2,017	1,818
2.374% due 02/25/2037 ^	1,887	1,668
Washington Mutual Mortgage Pass-Through Certificates Trust
0.964% due 10/25/2046 ^	847	608
1.600% due 06/25/2033	68	65
5.500% due 07/25/2035 ^(i)	4,655	4,319
Wells Fargo Mortgage-Backed Securities Trust
0.652% due 07/25/2037	593	504
2.486% due 09/25/2036 ^	1,344	1,258
2.600% due 04/25/2036 ^	156	153
2.610% due 09/25/2036 ^	51	49
2.620% due 10/25/2036 ^	51	49
5.500% due 01/25/2036	36	10

Total Mortgage-Backed Securities (Cost $148,459)		181,298

ASSET-BACKED SECURITIES 32.2%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	263	211
Accredited Mortgage Loan Trust
0.282% due 02/25/2037	1,156	1,103
0.335% due 04/25/2036	786	768
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.662% due 10/25/2035	708	583
1.877% due 05/25/2034	154	114
3.002% due 08/25/2032	1,633	1,544
Asset-Backed Funding Certificates Trust
0.712% due 10/25/2033	167	148
0.977% due 08/25/2033	1,356	1,313
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028 (i)	1,628	1,943
Bear Stearns Asset-Backed Securities Trust
0.623% due 09/25/2034	1,107	1,062
2.813% due 07/25/2036	882	464
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	3,662	2,185
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031	1,218	1,356
7.960% due 05/01/2031	1,909	1,520
7.970% due 05/01/2032	284	195
8.060% due 05/01/2031	3,235	2,233
9.163% due 03/01/2033	3,070	2,817
Conseco Financial Corp.
6.220% due 03/01/2030	188	201
6.330% due 11/01/2029	158	164
6.530% due 02/01/2031	1,645	1,653

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.860% due 03/15/2028	$15	$15
7.050% due 01/15/2027	406	415
7.140% due 03/15/2028	555	591
7.240% due 06/15/2028	326	341
7.400% due 06/15/2027	27	27
Countrywide Asset-Backed Certificates
0.492% due 12/25/2036 ^	995	583
0.712% due 08/25/2032	545	459
1.427% due 02/25/2035 (i)	3,750	3,327
Countrywide Asset-Backed Certificates Trust
0.302% due 03/25/2047	21	18
0.932% due 11/25/2034 (i)	528	525
1.127% due 02/25/2034	399	376
4.693% due 10/25/2035	102	102
Credit Suisse First Boston Mortgage Securities Corp.
1.202% due 02/25/2031	3,405	3,134
Credit-Based Asset Servicing and Securitization LLC
1.475% due 12/25/2035	1,377	1,082
First Franklin Mortgage Loan Trust
0.602% due 11/25/2036 (i)	10,000	8,253
0.752% due 07/25/2035 (i)	8,092	5,927
Greenpoint Manufactured Housing
8.300% due 10/15/2026	1,000	1,077
GSAA Home Equity Trust
5.772% due 11/25/2036	2,928	1,807
GSAMP Trust
0.455% due 05/25/2036 (i)	340	337
Home Equity Asset Trust
2.552% due 10/25/2033	38	36
Home Equity Loan Trust
0.382% due 04/25/2037	13,115	7,759
0.492% due 04/25/2037	8,700	5,252
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.392% due 04/25/2047	18,750	11,036
0.472% due 04/25/2047 (i)	6,500	4,591
JPMorgan Mortgage Acquisition Trust
0.235% due 08/25/2036	10	5
0.342% due 03/25/2047	1,849	972
Legg Mason Portfolio Trust
6.550% due 03/10/2020	1,439	1,439
Lehman ABS Mortgage Loan Trust
0.242% due 06/25/2037	7,591	4,891
0.352% due 06/25/2037	6,006	3,928
Long Beach Mortgage Loan Trust
0.312% due 10/25/2036	1,189	585
2.627% due 03/25/2032	452	419
MASTR Asset-Backed Securities Trust
0.262% due 08/25/2036	4,340	2,305
5.233% due 11/25/2035	259	264
Merrill Lynch First Franklin Mortgage Loan Trust
0.392% due 05/25/2037 (i)	6,534	3,882

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.652% due 06/25/2036	$1,872	$1,728
Morgan Stanley Dean Witter Capital, Inc. Trust
1.577% due 02/25/2033	793	751
Morgan Stanley Home Equity Loan Trust
1.202% due 12/25/2034 (i)	4,445	3,693
NovaStar Mortgage Funding Trust
0.322% due 11/25/2036	1,717	795
Oakwood Mortgage Investors, Inc.
0.383% due 06/15/2032	29	26
Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^	53	54
Origen Manufactured Housing Contract Trust
7.650% due 03/15/2032	3,394	3,565
Ownit Mortgage Loan Trust
3.384% due 12/25/2036	3,004	1,890
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.027% due 10/25/2034	1,161	327
Residential Asset Mortgage Products Trust
1.280% due 08/25/2033	1,072	956
1.877% due 09/25/2034	3,239	2,217
4.020% due 04/25/2033	7	7
5.220% due 07/25/2034 ^	286	274
5.860% due 11/25/2033 (i)	1,427	1,537
Residential Asset Securities Corp. Trust
0.592% due 10/25/2035	3,526	2,535
4.470% due 03/25/2032	15	15
Saxon Asset Securities Trust
1.127% due 12/26/2034	772	607
Securitized Asset-Backed Receivables LLC Trust
0.382% due 02/25/2037 ^	465	278
0.827% due 01/25/2035	73	66
South Coast Funding Ltd.
0.491% due 01/06/2041	52,122	14,751
Structured Asset Securities Corp. Mortgage Loan Trust
0.452% due 06/25/2035 (i)	674	584
Talon Funding Ltd.
0.724% due 06/05/2035	2,202	1,486
UCFC Home Equity Loan Trust
7.750% due 04/15/2030	741	722
Vanderbilt Acquisition Loan Trust
7.330% due 05/07/2032 (i)	463	505

Total Asset-Backed Securities (Cost $119,964)		136,706

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	39

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.4%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045	BRL	12,500	$12,567
6.000% due 08/15/2050		16,200	16,349
10.000% due 01/01/2021		62	23
10.000% due 01/01/2023		62	22
10.000% due 01/01/2025		1,100	393
Costa Rica Government International Bond
7.000% due 04/04/2044 (i)		$700	724
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	46,000	389
4.500% due 07/03/2017		40,000	331
Russia Government International Bond
5.625% due 04/04/2042 (i)		$400	407
5.875% due 09/16/2043		200	211
7.500% due 03/31/2030		134	152

Total Sovereign Issues (Cost $31,390)			31,568

		SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%
Tribune Media Co. ‘A’ (d)		5,969	400
Tribune Publishing Co. (d)		1,492	28

Total Common Stocks (Cost $340)			428

WARRANTS 0.0%

INDUSTRIALS 0.0%
Alion Science and Technology Corp. - Exp. 03/15/2017		3,575	0

Total Warrants (Cost $0)			0

CONVERTIBLE PREFERRED SECURITIES 4.1%

BANKING & FINANCE 4.1%
Wells Fargo & Co. 7.500% (f)		14,500	17,458

Total Convertible Preferred Securities (Cost $9,203)			17,458

PREFERRED SECURITIES 1.7%

BANKING & FINANCE 1.7%
AgriBank FCB
6.875% due 01/01/2024 (f)		10,000	1,027
Farm Credit Bank of Texas
6.750% due 09/15/2023 (f)		50,000	5,339

	SHARES	MARKET VALUE (000S)
Navient Corp. CPI Linked Security
3.992% due 03/15/2017	32,400	$799
4.042% due 01/16/2018	8,500	209

Total Preferred Securities (Cost $6,460)		7,374

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.5%

REPURCHASE AGREEMENTS (h) 1.2%
		5,200

SHORT-TERM NOTES 1.0%
Fannie Mae
0.091% due 03/04/2015	$600	600
Federal Home Loan Bank
0.066% due 03/27/2015	800	800
0.089% due 02/18/2015	500	500
Freddie Mac
0.020% due 02/06/2015	500	500
0.051% due 03/03/2015	700	700
0.071% due 04/23/2015	500	500
0.080% due 03/16/2015	500	500

		4,100

U.S. TREASURY BILLS 2.3%
0.026% due 01/02/2015 -02/26/2015 (e)(k)(m)	9,533	9,533

Total Short-Term Instruments (Cost $18,832)		18,833

Total Investments in Securities (Cost $677,840)		737,993

Total Investments 173.8% (Cost $677,840)		$737,993

Financial Derivative Instruments (j)(l) (0.6%) (Cost or Premiums, net $(14,518))		(2,645)

Other Assets and Liabilities, net (73.2)%		(310,716)

Net Assets 100.0%		$424,632

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind bond security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019	08/07/2014	$3,800	$3,900	0.92%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	1,300	1,300	0.31%
Legg Mason Mortgage Capital Corp.	7.110%	03/10/2021	01/29/2013	2,163	2,259	0.53%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	2,900	2,993	0.70%

				$10,163	$10,452	2.46%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.160%	10/31/2014	11/03/2014	$1,300	U.S. Treasury Notes 1.500% due 10/31/2019	$(1,326)	$1,300	$1,300
SAL	0.160%	10/31/2014	11/03/2014	3,900	U.S. Treasury Notes 2.500% due 05/15/2024	(3,982)	3,900	3,900

Total Repurchase Agreements						$(5,308)	$5,200	$5,200

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(2.250%)	10/20/2014	05/13/2016	$	(1,102)	$(1,101)
	(2.000%)	08/20/2014	08/19/2016		(6,951)	(6,922)
	(1.000%)	10/16/2014	10/10/2016		(912)	(912)
	(0.350%)	09/09/2014	09/04/2016		(1,971)	(1,970)
	0.100%	08/15/2014	08/14/2016		(2,402)	(2,403)
	0.300%	10/30/2014	10/29/2016		(95)	(95)
	0.450%	08/13/2014	11/13/2014		(901)	(902)
	0.500%	08/08/2014	11/10/2014		(1,510)	(1,512)
	0.500%	09/03/2014	12/03/2014		(6,222)	(6,227)
	0.500%	09/12/2014	12/12/2014		(1,425)	(1,426)
	0.550%	09/03/2014	12/03/2014		(8,704)	(8,712)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	41

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	0.600%	08/26/2014	02/26/2015	$	(2,154)	$(2,157)
	0.600%	09/16/2014	11/17/2014		(1,311)	(1,312)
	0.600%	10/03/2014	11/03/2014		(620)	(620)
	0.630%	08/26/2014	02/26/2015		(4,468)	(4,473)
	0.650%	08/05/2014	11/06/2014		(1,503)	(1,505)
	0.650%	10/03/2014	01/05/2015		(471)	(471)
	0.650%	10/10/2014	11/10/2014		(3,993)	(3,995)
	0.650%	10/14/2014	11/24/2014		(2,059)	(2,060)
	0.650%	10/21/2014	11/21/2014		(1,574)	(1,574)
	0.700%	09/09/2014	12/09/2014		(789)	(790)
	0.700%	09/16/2014	11/17/2014		(9,948)	(9,957)
	0.700%	09/17/2014	11/17/2014		(1,887)	(1,889)
	0.700%	09/26/2014	12/23/2014		(185)	(185)
	0.700%	10/14/2014	12/09/2014		(249)	(249)
	0.710%	08/26/2014	02/26/2015		(1,970)	(1,973)
	0.730%	08/05/2014	11/06/2014		(850)	(852)
	0.750%	09/12/2014	12/12/2014		(1,128)	(1,129)
	0.750%	09/15/2014	12/15/2014		(1,843)	(1,845)
	0.750%	09/26/2014	12/23/2014		(190)	(190)
	0.800%	10/28/2014	01/28/2015		(3,497)	(3,498)
	0.850%	10/16/2014	01/16/2015		(104)	(104)
	1.134%	09/03/2014	12/03/2014		(1,876)	(1,880)
	1.155%	08/18/2014	11/18/2014		(2,185)	(2,190)
	1.231%	08/15/2014	11/17/2014		(384)	(385)
	1.381%	08/15/2014	11/17/2014		(2,427)	(2,435)
	1.429%	09/24/2014	03/24/2015		(4,357)	(4,364)
	1.430%	10/02/2014	04/02/2015		(3,208)	(3,212)
	1.431%	09/23/2014	03/23/2015		(5,875)	(5,885)
	1.438%	08/26/2014	02/26/2015		(3,682)	(3,692)
BPG	1.320%	08/15/2014	11/17/2014		(1,600)	(1,605)
BRC	(0.250%)	10/01/2014	11/03/2014	EUR	(1,465)	(1,836)
	(0.250%)	11/03/2014	12/03/2014		(1,506)	(1,887)
	0.600%	10/03/2014	01/05/2015	$	(545)	(545)
	0.750%	10/14/2014	01/14/2015		(872)	(872)
	0.750%	10/21/2014	01/21/2015		(855)	(855)
	0.750%	11/03/2014	02/03/2015		(614)	(614)
	0.850%	10/29/2014	12/01/2014	EUR	(1,574)	(1,972)
CFR	(1.500%)	09/19/2014	09/17/2016		(388)	(485)
	0.600%	10/03/2014	11/03/2014		(4,066)	(5,097)
	0.750%	11/03/2014	02/03/2015		(3,930)	(4,925)
	0.900%	10/30/2014	01/30/2015	GBP	(244)	(391)
	0.980%	10/30/2014	01/28/2015		(494)	(791)
	1.100%	10/21/2014	01/15/2015		(1,378)	(2,206)
DEU	(1.000%)	07/10/2014	07/09/2016	$	(340)	(339)
	0.550%	08/15/2014	11/17/2014		(1,242)	(1,244)
	0.590%	08/01/2014	11/03/2014		(4,054)	(4,060)
	0.590%	09/10/2014	11/06/2014		(2,554)	(2,556)
	0.620%	08/13/2014	11/13/2014		(2,263)	(2,266)
	0.620%	08/14/2014	11/14/2014		(1,226)	(1,228)
	0.620%	08/15/2014	11/17/2014		(4,641)	(4,647)
	0.620%	08/15/2014	11/18/2014		(1,750)	(1,752)
	0.620%	08/18/2014	11/18/2014		(2,957)	(2,961)
	0.620%	08/21/2014	11/21/2014		(743)	(744)
	0.620%	09/02/2014	12/02/2014		(1,439)	(1,441)
	0.620%	09/04/2014	12/04/2014		(3,885)	(3,889)
	0.620%	09/09/2014	12/09/2014		(2,071)	(2,073)
	0.620%	09/10/2014	12/10/2014		(4,686)	(4,690)
	0.620%	09/12/2014	12/01/2014		(1,717)	(1,719)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	0.620%	09/12/2014	12/12/2014	$	(4,134)	$(4,138)
	0.650%	10/01/2014	01/02/2015		(3,506)	(3,508)
	0.750%	10/02/2014	01/02/2015		(3,714)	(3,717)
	0.750%	10/28/2014	01/28/2015		(2,525)	(2,525)
	0.750%	11/03/2014	02/03/2015		(3,984)	(3,984)
FOB	0.000%	12/20/2012	12/19/2014		(1,791)	(1,791)
MSC	0.550%	10/02/2014	01/05/2015		(4,038)	(4,040)
	0.900%	10/02/2014	01/05/2015		(6,099)	(6,104)
	1.050%	08/15/2014	11/17/2014		(1,355)	(1,358)
	1.300%	09/18/2014	03/18/2015		(3,689)	(3,695)
	1.300%	10/02/2014	01/05/2015		(3,046)	(3,050)
	1.350%	09/18/2014	03/18/2015		(1,086)	(1,088)
MYI	0.400%	09/22/2014	11/24/2014	EUR	(1,127)	(1,413)
	0.500%	09/22/2014	11/24/2014		(3,546)	(4,446)
RBC	0.600%	08/18/2014	11/18/2014	$	(373)	(374)
	0.600%	09/04/2014	12/04/2014		(1,947)	(1,949)
	0.700%	09/16/2014	03/16/2015		(5,747)	(5,752)
	0.700%	10/14/2014	01/14/2015		(6,144)	(6,146)
	0.740%	10/29/2014	04/29/2015		(2,425)	(2,425)
	0.750%	10/01/2014	04/01/2015		(4,665)	(4,668)
RDR	0.550%	09/04/2014	12/04/2014		(1,574)	(1,575)
	1.230%	09/04/2014	12/04/2014		(3,537)	(3,544)
	1.320%	10/15/2014	04/15/2015		(7,077)	(7,082)
	1.330%	09/23/2014	03/20/2015		(4,777)	(4,784)
RYL	0.750%	10/06/2014	11/06/2014	GBP	(4,093)	(6,552)
	1.034%	07/10/2014	01/12/2015	$	(1,899)	(1,905)
SAL	0.982%	09/09/2014	12/09/2014		(744)	(745)
	0.985%	09/17/2014	12/17/2014		(1,180)	(1,182)
	0.985%	10/02/2014	01/02/2015		(5,121)	(5,126)
UBS	0.400%	10/20/2014	11/20/2014		(3,344)	(3,345)
	0.450%	10/20/2014	11/20/2014		(8,360)	(8,362)
	0.470%	08/25/2014	11/25/2014		(6,910)	(6,916)
	0.470%	09/12/2014	12/12/2014		(582)	(582)
	0.470%	10/20/2014	11/20/2014		(573)	(573)
	0.480%	10/20/2014	11/20/2014		(1,867)	(1,867)
	0.500%	09/23/2014	12/23/2014		(487)	(487)
	0.540%	08/25/2014	11/25/2014		(986)	(987)
	0.540%	09/12/2014	12/12/2014		(494)	(494)
	0.550%	09/12/2014	12/12/2014		(793)	(794)
	0.550%	09/16/2014	12/16/2014		(3,975)	(3,978)
	0.550%	09/23/2014	12/23/2014		(1,387)	(1,388)
	0.550%	09/24/2014	11/24/2014		(1,604)	(1,605)
	0.550%	10/09/2014	01/08/2015		(746)	(746)
	0.600%	09/02/2014	12/02/2014		(500)	(501)
	0.600%	09/11/2014	11/25/2014		(2,068)	(2,070)
	0.600%	09/25/2014	12/23/2014		(1,053)	(1,054)
	0.600%	09/29/2014	11/12/2014		(1,901)	(1,902)
	0.600%	09/29/2014	12/02/2014		(521)	(521)
	0.600%	10/20/2014	01/20/2015		(550)	(550)
	0.650%	09/23/2014	12/23/2014		(552)	(552)
	0.650%	10/20/2014	01/20/2015		(1,471)	(1,471)
	0.650%	10/24/2014	01/26/2015		(1,640)	(1,640)
	0.680%	10/09/2014	01/08/2015		(1,509)	(1,510)
	0.700%	10/27/2014	01/27/2015		(1,154)	(1,154)
	0.700%	10/28/2014	11/03/2014		(1,942)	(1,942)
	0.700%	11/03/2014	01/08/2015		(1,526)	(1,526)
	0.950%	10/15/2014	01/15/2015	GBP	(583)	(933)
	0.950%	10/16/2014	01/16/2015		(2,631)	(4,211)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	43

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	1.388%	08/28/2014	12/02/2014	$	(2,021)	$(2,026)
	1.480%	09/22/2014	03/23/2015		(1,849)	(1,852)
	1.480%	10/01/2014	04/01/2015		(3,461)	(3,466)
	1.484%	09/03/2014	12/03/2014		(2,057)	(2,062)
	1.524%	10/03/2014	04/06/2015		(4,305)	(4,311)
	1.524%	10/31/2014	05/01/2015		(7,996)	(7,997)

Total Reverse Repurchase Agreements						$(330,784)

(2)	The average amount of borrowings while outstanding during the period ended October 31, 2014 was $226,215 at a weighted average interest rate of 0.644%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2014:

(i)	Securities with an aggregate market value of $376,630 and cash of $2,853 have been pledged as collateral under the terms of the following master agreements as of October 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(97,053)	$0	$0	$(97,053)	$108,062	$11,009
BOS	1,300	0	0	0	1,300	(1,326)	(26)
BPG	0	(1,605)	0	0	(1,605)	2,205	600
BRC	0	(8,581)	0	0	(8,581)	13,171	4,590
CFR	0	(13,895)	0	0	(13,895)	15,983	2,088
DEU	0	(53,481)	0	0	(53,481)	58,235	4,754
FOB	0	(1,791)	0	0	(1,791)	1,949	158
MSC	0	(19,335)	0	0	(19,335)	21,965	2,630
MYI	0	(5,859)	0	0	(5,859)	5,895	36
RBC	0	(21,314)	0	0	(21,314)	23,500	2,186
RDR	0	(16,985)	0	0	(16,985)	21,944	4,959
RYL	0	(8,457)	0	0	(8,457)	9,137	680
SAL	3,900	(7,053)	0	0	(3,153)	4,436	1,283
UBS	0	(75,375)	0	0	(75,375)	88,733	13,358

Total Borrowings and Other Financing Transactions	$5,200	$(330,784)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	13,300	$939	$321	$9	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		5,600	(574)	(375)	13	0
Receive	3-Month USD-LIBOR	2.000%	06/18/2019	$	69,300	(1,547)	(1,609)	82	0
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		37,000	(1,614)	(1,406)	105	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		25,600	(4,062)	(4,179)	154	0

						$(6,858)	$(7,248)	$363	$0

Total Swap Agreements						$(6,858)	$(7,248)	$363	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2014:

(k)	Securities with an aggregate market value of $4,057 and cash of $450 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$0	$363	$363	$ 0	$0	$ 0	$ 0

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2014		BRL	21,464	$		8,781	$119	$0
	11/2014		GBP	7,074			11,567	250	0
	11/2014	$		8,676		BRL	21,464	0	(14)
	11/2014			9,189		GBP	5,703	0	(67)
	12/2014		BRL	20,634	$		8,273	17	0
	12/2014		GBP	5,703			9,187	66	0

BPS	11/2014		EUR	269			344	6	0
	11/2014	$		1,988		EUR	1,566	0	(25)
	11/2014			2,703		GBP	1,674	0	(26)
	12/2014		EUR	462	$		587	8	0

BRC	11/2014		CAD	252			225	1	0
	11/2014		EUR	100			126	1	0
	11/2014	$		799		JPY	86,090	0	(33)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	45

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2014		BRL	342	$		139	$2	$0
	12/2014		JPY	86,090			799	33	0
	01/2015		BRL	4,699			1,989	125	0

CBK	11/2014		GBP	803			1,306	23	(1)
	01/2015		BRL	6,908			2,925	185	0

DUB	11/2014		EUR	894			1,128	8	0
	12/2014		BRL	769			313	5	0

FBF	11/2014			826			338	5	0
	11/2014	$		341		BRL	826	0	(7)
	12/2014		BRL	268	$		109	2	0
	01/2015			9,712			4,108	256	0

GLM	11/2014			3,260			1,334	18	0
	11/2014		EUR	2,043			2,601	41	0
	11/2014	$		1,317		BRL	3,260	0	(2)
	12/2014		BRL	427	$		174	3	0
	01/2015			2,482			1,041	56	0

HUS	11/2014	$		686		EUR	538	0	(11)

JPM	11/2014		EUR	101	$		128	2	0
	11/2014		GBP	54			86	0	0
	11/2014		JPY	86,090			791	25	0
	11/2014	$		905		GBP	555	0	(18)

MSB	11/2014		BRL	22,193	$		9,283	327	0
	11/2014	$		9,031		BRL	22,193	22	(97)
	12/2014		BRL	4,779	$		1,892	0	(20)
	01/2015			2,110			896	59	0

UAG	11/2014			30,349			12,800	552	0
	11/2014		EUR	9,149			11,704	239	0
	11/2014	$		12,336		BRL	30,349	0	(88)
	11/2014			13,283		EUR	10,452	0	(184)
	12/2014		BRL	20,886	$		8,391	34	0
	12/2014		EUR	10,452			13,285	184	0
	01/2015		BRL	2,587			1,114	88	0

Total Forward Foreign Currency Contracts								$2,762	$(593)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2014 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Indonesia Government International Bond	1.000%	06/20/2019	1.281%	$ 600	$(20)	$13	$0	$(7)
	Russia Government International Bond	1.000%	06/20/2024	2.667%	400	(40)	(11)	0	(51)

BRC	Gazprom OAO Via Gaz Capital S.A.	1.900%	12/20/2017	2.883%	1,250	0	(27)	0	(27)
	JSC VTB Bank	2.340%	12/20/2017	3.870%	1,250	0	(44)	0	(44)
	Russia Government International Bond	1.000%	06/20/2019	2.369%	200	(12)	1	0	(11)
	Russia Government International Bond	1.000%	06/20/2024	2.667%	400	(46)	(4)	0	(50)
	Russia Government International Bond	1.000%	09/20/2024	2.674%	300	(25)	(14)	0	(39)

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2014 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Majapahit Holdings BV	2.650%	12/20/2017	1.775%	$ 3,000	$0	$91	$91	$0
	Russia Government International Bond	1.000%	06/20/2019	2.369%	1,000	(62)	5	0	(57)
	Russia Government International Bond	1.000%	06/20/2024	2.667%	500	(53)	(10)	0	(63)
	Russia Government International Bond	1.000%	09/20/2024	2.674%	300	(26)	(13)	0	(39)

DUB	Indonesia Government International Bond	1.000%	06/20/2019	1.281%	1,200	(42)	28	0	(14)

FBF	TNK-NS BP Finance S.A.	3.150%	12/20/2017	3.165%	1,500	0	17	17	0

GST	Russia Government International Bond	1.000%	06/20/2019	2.369%	400	(25)	2	0	(23)
	Russia Government International Bond	1.000%	06/20/2024	2.667%	200	(23)	(3)	0	(26)

HUS	Russia Government International Bond	1.000%	06/20/2019	2.369%	130	(5)	(3)	0	(8)
	Russia Government International Bond	1.000%	06/20/2024	2.667%	130	(13)	(3)	0	(16)
	Russia Government International Bond	1.000%	09/20/2024	2.674%	69	(10)	1	0	(9)

JPM	Indonesia Government International Bond	1.000%	06/20/2019	1.281%	1,200	(40)	27	0	(13)
	Russia Government International Bond	1.000%	06/20/2024	2.667%	200	(18)	(7)	0	(25)

						$(460)	$46	$108	$(522)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
RYL	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$19,133	$(11,243)	$7,194	$0	$(4,049)
	ABX.HE.PENAAA.7-1 Index	0.090%	08/25/2037	7,017	(3,474)	1,860	0	(1,614)

					$(14,717)	$9,054	$0	$(5,663)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	47

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/ Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	2,430	Not Applicable, Fully Funded	02/11/2015	$368	$368	$233	$601	$0
	Receive	OGX Petroleo e Gas Participaceos S.A.	1,644	Not Applicable, Fully Funded	04/11/2015	292	291	8	299	0

							$659	$241	$900	$0

Total Swap Agreements							$(14,518)	$9,341	$1,008	$(6,185)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2014:

(m)	Securities with an aggregate market value of $5,974 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$452	$0	$0	$452	$(81)	$0	$(58)	$(139)	$313	$0	$313
BPS	14	0	0	14	(51)	0	0	(51)	(37)	0	(37)
BRC	162	0	0	162	(33)	0	(171)	(204)	(42)	61	19
CBK	208	0	91	299	(1)	0	(159)	(160)	139	(230)	(91)
DUB	13	0	900	913	0	0	(14)	(14)	899	(300)	599
FBF	263	0	17	280	(7)	0	0	(7)	273	(290)	(17)
GLM	118	0	0	118	(2)	0	0	(2)	116	(270)	(154)
GST	0	0	0	0	0	0	(49)	(49)	(49)	0	(49)
HUS	0	0	0	0	(11)	0	(33)	(44)	(44)	0	(44)
JPM	27	0	0	27	(18)	0	(38)	(56)	(29)	0	(29)
MSB	408	0	0	408	(117)	0	0	(117)	291	(280)	11
RYL	0	0	0	0	0	0	(5,663)	(5,663)	(5,663)	5,788	125
UAG	1,097	0	0	1,097	(272)	0	0	(272)	825	(420)	405

Total Over the Counter	$2,762	$0	$1,008	$3,770	$(593)	$0	$(6,185)	$(6,778)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$363	$363

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,762	$0	$2,762
Swap Agreements	0	108	0	0	900	1,008

	$0	$108	$0	$2,762	$900	$3,770

	$0	$108	$0	$2,762	$1,263	$4,133

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$593	$0	$593
Swap Agreements	0	6,185	0	0	0	6,185

	$0	$6,185	$0	$593	$0	$6,778

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$3,201	$3,201

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(571)	$0	$(571)
Swap Agreements	0	1,131	0	0	0	1,131

	$0	$1,131	$0	$(571)	$0	$560

	$0	$1,131	$0	$(571)	$3,201	$3,761

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(9,815)	$(9,815)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,491	$0	$2,491
Swap Agreements	0	1,108	0	0	240	1,348

	$0	$1,108	$0	$2,491	$240	$3,839

	$0	$1,108	$0	$2,491	$(9,575)	$(5,976)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	49

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$28,563	$970	$29,533
Corporate Bonds & Notes
Banking & Finance	0	107,370	8,000	115,370
Industrials	0	135,773	12,333	148,106
Utilities	0	41,562	0	41,562
Convertible Bonds & Notes
Banking & Finance	0	5,522	0	5,522
Municipal Bonds & Notes
Iowa	0	200	0	200
West Virginia	0	2,377	0	2,377
U.S. Government Agencies	0	1,160	0	1,160
U.S. Treasury Obligations	0	498	0	498
Mortgage-Backed Securities	0	177,978	3,320	181,298
Asset-Backed Securities	0	135,267	1,439	136,706
Sovereign Issues	0	31,568	0	31,568
Common Stocks
Consumer Discretionary	428	0	0	428
Convertible Preferred Securities
Banking & Finance	0	17,458	0	17,458
Preferred Securities
Banking & Finance	1,008	6,366	0	7,374
Short-Term Instruments
Repurchase Agreements	0	5,200	0	5,200
Short-Term Notes	0	4,100	0	4,100
U.S. Treasury Bills	0	9,533	0	9,533

Total Investments	$1,436	$710,495	$26,062	$737,993

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	363	0	363
Over the counter	0	2,779	991	3,770
	$0	$3,142	$991	$4,133

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(6,778)	$0	$(6,778)

Totals	$1,436	$706,859	$27,053	$735,348

There were no significant transfers between Level 1 and 2 during the period ended October 31, 2014.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

October 31, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2014:

Category and Subcategory	Beginning Balance at 10/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$1,369	$215	$(500)	$30	$16	$(160)	$0	$0	$970	$(24)
Corporate Bonds & Notes
Banking & Finance	0	7,840	0	8	0	152	0	0	8,000	152
Industrials	8,143	5,690	(1,293)	19	37	(263)	0	0	12,333	73
Mortgage-Backed Securities	7,800	634	(4,758)	(19)	23	(156)	0	(204)	3,320	(135)
Asset-Backed Securities	1,556	0	(112)	0	0	(5)	0	0	1,439	0

	$18,868	$14,379	$(6,663)	$38	$76	$(432)	$0	$(204)	$26,062	$66

Financial Derivative Instruments - Assets
Over the counter	0	660	0	0	0	331	0	0	991	991

Totals	$18,868	$15,039	$(6,663)	$38	$76	$(101)	$0	$(204)	$27,053	$1,057

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$970	Third Party Vendor	Broker Quote	83.00-100.50
Corporate Bonds & Notes
Banking & Finance	2,800	Market Comparable Companies	credit rating (B-BB), Net Debt to Equity ratio (8-10x) and yield (8%-10%)
	5,200	Discounted Cash Flows	credit rating (B-BBB), OAS spread of (600bp - 950bps), and yield at (8.75%-9.75%)
Industrials	5,765	Benchmark Pricing	Base Price	99.63-102.67
	6,568	Third Party Vendor	Broker Quote	110.50-116.00
Mortgage-Backed Securities	2,382	Other Valuation Techniques (3)	—	—
	938	Third Party Vendor	Broker Quote	99.34
Asset-Backed Securities	1,439	Other Valuation Techniques (3)	—	—

Financial Derivative Instruments - Assets
Over the counter	991	Indicative Market Quotation	Broker Quote	102.60-163.18

Total	$27,053

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	51

Notes to Financial Statements

1. ORGANIZATION

PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund, (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on October 17, 2001 and September 12, 2007, respectively, as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund are classified and managed as diversified funds. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Fees and Expenses” below for additional information.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a

52	PIMCO CLOSED-END FUNDS

October 31, 2014

result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions—Common Shares  The Funds intend to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for monthly distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

ANNUAL REPORT	OCTOBER 31, 2014	53

Notes to Financial Statements (Cont.)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. In accordance with investment company reporting requirements under U.S. GAAP, the Funds adopted the ASU for the fiscal year ended October 31, 2014. The ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the Funds’ financial statements.

54	PIMCO CLOSED-END FUNDS

October 31, 2014

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of each Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Funds’ valuation policies, determine in good faith the fair value of the Funds’ portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative

ANNUAL REPORT	OCTOBER 31, 2014	55

Notes to Financial Statements (Cont.)

instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the

56	PIMCO CLOSED-END FUNDS

October 31, 2014

Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	OCTOBER 31, 2014	57

Notes to Financial Statements (Cont.)

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently

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received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the portfolio manager’s expectation of principal and interest payments, fees and costs, and other unobservable inputs which may include credit rating, yield and option adjusted spread (“OAS”) of a security. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable companies valuation estimates fair value by using an internal model that utilizes comparable companies’ inputs such as the company’s credit rating, debt to equity ratios, market multiples derived from earnings before interest, taxes, depreciation and amortization (“EBITDA”), manager assumptions regarding such comparable companies and requested non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of October 31, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the

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Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at October 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency

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exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

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Notes to Financial Statements (Cont.)

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party

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Notes to Financial Statements (Cont.)

for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

(c) Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund may, but is not required to, elect to cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board of Trustees, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

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Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio

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Notes to Financial Statements (Cont.)

securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Manager minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Funds and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market

ANNUAL REPORT	OCTOBER 31, 2014	69

Notes to Financial Statements (Cont.)

value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (previously defined as the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.810% of PIMCO Corporate & Income Strategy Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding and 1.055% of PIMCO Income Opportunity Fund’s average daily total managed assets. For PIMCO Income Opportunity Fund, total managed assets refer to the total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). For these purposes, “leverage” includes amounts of leverage attributable to such instruments as reverse repurchase agreements, other borrowings and/or other forms of leverage. Management fees paid to PIMCO subsequent to the close of business on September 5, 2014 to October 31, 2014 for PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund were $988,771 and $1,265,022, respectively.

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at an annual rate of 0.75% of PIMCO Corporate & Income Strategy Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding and 1.00% of PIMCO Income Opportunity Fund’s average daily total managed assets. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees paid to AGIFM from November 1, 2013 to the close of business on September 5, 2014 for PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund were $4,863,485 and $5,441,328, respectively.

Fund Expenses  Each Fund bears other expenses which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation,

70	PIMCO CLOSED-END FUNDS

October 31, 2014

fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to the Agreement described above under “Management Fee.”

Each of the Independent Trustees of the Funds also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM serves as investment adviser.

Prior to the close of business on September 5, 2014, including during the period of this report, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards

ANNUAL REPORT	OCTOBER 31, 2014	71

Notes to Financial Statements (Cont.)

of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz-Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO-Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

9. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended October 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Corporate & Income Strategy Fund	$120,788	$299,812
PIMCO Income Opportunity Fund	33,551	19,389

72	PIMCO CLOSED-END FUNDS

October 31, 2014

10. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended October 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Corporate & Income Strategy Fund	$69,384	$50,990	$254,491	$294,200
PIMCO Income Opportunity Fund	1,005,322	1,054,222	349,880	136,981

12. AUCTION-RATE PREFERRED SHARES

Each series of auction rate preferred shares (“ARPS”) outstanding of PIMCO Corporate & Income Strategy Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are declared and paid at least annually and included in one or more weekly dividends paid on the ARPS.

For the year ended October 31, 2014, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of October 31, 2014

PIMCO Corporate & Income Strategy Fund
Series M	1,352	0.150%	0.045%	0.135%
Series T	1,352	0.225%	0.060%	0.135%
Series W	1,352	0.180%	0.045%	0.105%
Series TH	1,352	0.180%	0.060%	0.105%
Series F	1,352	0.180%	0.045%	0.135%

ANNUAL REPORT	OCTOBER 31, 2014	73

Notes to Financial Statements (Cont.)

The Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of the Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund, but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates). As of October 31, 2014, the current multiplier for calculating the maximum rate is 150%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the common shareholders could be adversely affected.

13. REGULATORY AND LITIGATION MATTERS

Neither Fund is engaged in any material litigation or arbitration proceedings nor aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of October 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

74	PIMCO CLOSED-END FUNDS

October 31, 2014

As of October 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post- October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PIMCO Corporate & Income Strategy Fund	$13,866	$—	$51,718	$—	$(12,405)	$—	$—
PIMCO Income Opportunity Fund	10,359	11,498	62,478	(2,816)	—	—	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain forward contracts and market discount amortization for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through October 31, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through October 31, 2014 and Ordinary losses realized during the period January 1, 2014 through October 31, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of October 31, 2014, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Corporate & Income Strategy Fund	$12,405	$—
PIMCO Income Opportunity Fund	—	—

As of October 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes (in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Corporate & Income Strategy Fund	$723,637	$41,565	$(4,563)	$37,002
PIMCO Income Opportunity Fund	678,107	78,682	(18,796)	59,886

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and market discount amortization.

ANNUAL REPORT	OCTOBER 31, 2014	75

Notes to Financial Statements (Cont.)

October 31, 2014

For the fiscal years ended October 31, 2014 and October 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	October 31, 2014				October 31, 2013
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Corporate & Income Strategy Fund	$—	$51,814	$36,417	$—	$—	$59,775	$—	$—
PIMCO Income Opportunity Fund	—	42,972	—	—	—	42,006	—	—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 3, 2014, the following distributions were declared to common shareholders payable December 1, 2014 to shareholders of record on November 13, 2014.

PIMCO Corporate & Income Strategy Fund	$0.1125 per common share
PIMCO Income Opportunity Fund	$0.19 per common share

On December 1, 2014, the following distributions were declared to common shareholders payable January 2, 2015 to shareholders of record on December 11, 2014.

PIMCO Corporate & Income Strategy Fund	$0.1125 per common share
PIMCO Income Opportunity Fund	$0.19 per common share

On December 19, 2014, the following distributions were declared to common shareholders payable January 16, 2015 to shareholders of record on December 29, 2014.

PIMCO Corporate & Income Strategy Fund	$0.3525 per common share
PIMCO Income Opportunity Fund	$0.8253 per common share
PIMCO Income Opportunity Fund	$0.7686 per common share from net realized capital gains

There were no other subsequent events identified that require recognition or disclosure.

76	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

PIMCO Corporate & Income Strategy Fund and

PIMCO Income Opportunity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and cash flows (for PIMCO Income Opportunity Fund only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund (collectively hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations and cash flows (for PIMCO Income Opportunity Fund only) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

December 23, 2014

ANNUAL REPORT	OCTOBER 31, 2014	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	FBF	Credit Suisse International	NAB	National Australia Bank Ltd.
BOS	Banc of America Securities LLC	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CFR	Credit Suisse Securities (Europe) Ltd.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	MXN	Mexican Peso
EUR	Euro

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity

Other Abbreviations:
ALT	Alternate Loan Trust	JSC	Joint Stock Company	PIK	Payment-in-Kind
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate

78	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income, the dividend received deduction, foreign source income earned by the fund, and any foreign tax credits being passed through to shareholders.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended October 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

PIMCO Corporate & Income Strategy Fund	1.44%
PIMCO Income Opportunity Fund	3.08%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2014 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

PIMCO Corporate & Income Strategy Fund	1.44%
PIMCO Income Opportunity Fund	3.08%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2015, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

ANNUAL REPORT	OCTOBER 31, 2014	79

Management of the Funds

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name, Year of Birth and Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939 Chairman of the Board, Trustee	Trustee of PCN since 2002 and of PKO since 2007, expected to stand for re-election at the annual meeting of shareholders for the 2014-2015 fiscal year.	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	89	None
Deborah A. DeCotis 1952 Trustee	Trustee since 2011, expected to stand for re-election at the annual meeting of shareholders for PCN’s 2015-2016 fiscal year and PKO’s 2014-2015 fiscal year.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).	89	None
Bradford K. Gallagher 1944 Trustee	Trustee since 2010, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year.	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).	89	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).
James A. Jacobson 1945 Trustee	Trustee since 2009, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.	89	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.
William B. Ogden, IV 1945 Trustee	Trustee of PCN since 2006 and of PKO since 2008, expected to stand for re-election at the annual meeting of shareholders for the 2014-2015 fiscal year.	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89	None

80	PIMCO CLOSED-END FUNDS

(Unaudited)

Name, Year of Birth and Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Alan Rappaport 1953 Trustee	Trustee since 2010, expected to stand for re-election at the annual meeting of shareholders for PCN’s 2014-2015 fiscal year and PKO’s 2016-2017 fiscal year.	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).	89	None
Interested Trustees
Craig A. Dawson* 1968 Trustee	Trustee since 2014, expected to stand for election at the annual meeting of shareholders for the 2014-2015 fiscal year.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None
John C. Maney** 1959 Trustee	Trustee of PCN since 2006 and of PKO since 2007, expected to stand for re-election at the annual meeting of shareholders for PCN’s 2016-2017 fiscal year and PKO’s 2015-2016 fiscal year.	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).	89	None

*	Mr. Dawson is an “interested person” of each Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

**	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

ANNUAL REPORT	OCTOBER 31, 2014	81

Management of the Funds (Cont.)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President; Principal Executive Officer	Since 2014	Managing Director, PIMCO. President and Principal Executive Officer, PIMCO-Managed Funds. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. President, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President—Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Since 2014	Senior Vice President, PIMCO. Treasurer and Principal Financial & Accounting Officer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.
Erik C. Brown[1] 1967	Vice President	Since 2014	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

AGIFM personnel served as Fund officers through the close of business on September 5, 2014, but were replaced with the PIMCO personnel listed above effective as of the close of business on September 5, 2014, in connection with the transition to PIMCO as the Funds’ investment manager.

82	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

The Funds held their annual meetings of shareholders on April 30, 2014. Shareholders voted as indicated below:

PIMCO Corporate & Income Strategy Fund	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class III to serve until the annual meeting for the 2016-2017 fiscal year	32,860,945	1,348,429
Re-election of John C. Maney† — Class III to serve until the annual meeting for the 2016-2017 fiscal year	32,895,667	1,313,707

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, James A. Jacobson, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

PIMCO Income Opportunity Fund	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class III to serve until the annual meeting for the 2016-2017 fiscal year	13,012,979	343,432
Re-election of Alan Rappaport — Class III to serve until the annual meeting for the 2016-2017 fiscal year	13,011,100	345,311

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, James A. Jacobson, John C. Maney†, William B. Ogden, IV continued to serve as Trustees of the Fund.

†	Interested Trustee

Special Shareholder Meeting Results

The Funds held a special meeting of shareholders on June 9, 2014 to vote on the approval of the new investment management agreement between the Funds and PIMCO, as discussed in Note 8 to the Notes to Financial Statements. The special meeting was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the proposal had not been received for any Fund at the time of the special meeting, the shareholders of each Fund present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. On July 10, 2014 the special meeting was reconvened, and common and preferred shareholders (if any) of each Fund voted as indicated below:

PIMCO Corporate & Income Strategy Fund	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO Corporate & Income Strategy Fund and Pacific Investment Management Company LLC	17,428,436	449,573	3,381,521

PIMCO Income Opportunity Fund	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO Income Opportunity Fund and Pacific Investment Management Company LLC	6,678,358	152,685	1,145,061

ANNUAL REPORT	OCTOBER 31, 2014	83

Changes to Boards of Trustees/Changes to Portfolio Managers

(Unaudited)

Changes to Boards of Trustees

Effective at the close of business on September 5, 2014, Craig A. Dawson became a Class III Trustee of each of PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund.

Changes to Portfolio Managers

Effective as of September 26, 2014, Alfred Murata and Mohit Mittal replaced William Gross as portfolio managers for PIMCO Corporate & Income Strategy Fund. There have not been any changes to the portfolio management of PIMCO Income Opportunity Fund.

Mr. Murata is a managing director and portfolio manager in PIMCO’s Newport Beach office on the mortgage credit team. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 14 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Mr. Mittal is a managing director and portfolio manager in PIMCO’s Newport Beach office. He manages investment grade credit and unconstrained bond portfolios and is the current chair for the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007. He has 7 years of investment experience and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

The Morningstar Fixed-Income Fund Manager of the Year award is based on the strength of the manager, performance, strategy, and firm stewardship.

84	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective December 22, 2014, each Fund amended an existing non-fundamental investment policy, such that each Fund may now invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Prior to the amendment, PIMCO Corporate & Income Strategy Fund could invest up to 10% of its total assets in securities of issuers located in emerging market countries and PIMCO Income Opportunity Fund could invest up to 40% of its total assets in securities of issuers economically tied to emerging market countries.

In addition, effective December 22, 2014, each Fund adopted a non-fundamental investment policy permitting each Fund to invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions described in such Fund’s prospectus, Statement of Information or shareholder reports in effect from time to time.

PIMCO Corporate & Income Strategy Fund has also adopted the following investment policy:

PIMCO Corporate & Income Strategy Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The following risks are associated with the policies described above:

Investments in emerging market countries pose a greater degree of risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. There is also a greater risk that an emerging market government may take action that impedes or prevents a Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Other heightened risks associated with emerging market investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities; (iv) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (v) less publicly available financial and other information regarding issuers; (vi) potential difficulties in enforcing contractual obligations; and (vii) higher rates of inflation, higher interest rates and other economic concerns.

Investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises (together “Foreign Government Securities”) can involve risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are heightened with respect to a Fund’s investments in Foreign Government Securities of emerging market countries.

ANNUAL REPORT	OCTOBER 31, 2014	85

Investment Strategy Updates (Cont.)

(Unaudited)

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

86	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

ANNUAL REPORT	OCTOBER 31, 2014	87

Dividend Reinvestment Plan (Cont.)

(Unaudited)

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

88	PIMCO CLOSED-END FUNDS

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

(Unaudited)

As discussed in Notes 1 and 8 in the Notes to Financial Statements, an Investment Management Agreement between each Fund and PIMCO (the “New Agreement”) became effective at the close of business on September 5, 2014, and at that time PIMCO replaced AGIFM as the investment manager of each Fund and ceased serving as each Fund’s sub-adviser. Prior thereto, each Fund had in place an Investment Management Agreement with AGIFM (the “Advisory Agreements”) and Portfolio Management Agreement between AGIFM and PIMCO (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Previous Agreements”), which terminated at the close of business on September 5, 2014. However, the terms of the Previous Agreements with respect to each Fund would have terminated before the New Agreement took effect, and, therefore, the Trustees were asked to approve the continuance of the Previous Agreements with respect to the Funds for an additional term which would expire upon the effectiveness of the New Agreement or, in the event the New Agreement had not been approved by shareholders of a Fund, for an additional one-year period. The Investment Company Act of 1940, as amended, required that both the full Board of Trustees of each Fund (the “Board” or the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Previous Agreement. Accordingly, the Trustees met in person on June 23-24, 2014 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Previous Agreements with respect to the Funds. The Independent Trustees were assisted in their evaluation of the Previous Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

In connection with their deliberations regarding the continuation of the Previous Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by AGIFM or PIMCO under the applicable Previous Agreement.

In connection with their contract review meeting, the Trustees relied upon materials provided by AGIFM and PIMCO for the contract review meeting or for prior meetings which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Renewal Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) with respect to PIMCO Corporate & Income Strategy Fund, information regarding the investment performance and fees for other funds managed by PIMCO with similar investment strategies to those of PIMCO Corporate & Income Strategy Fund and, with respect to PIMCO Income Opportunity Fund, information regarding the investment performance and fees for other funds managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of PIMCO Income Opportunity Fund, (iv) the estimated profitability to AGIFM from its relationship with the Funds for the one-year period ended December 31, 2013, (v) descriptions of various functions performed by AGIFM and PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall

ANNUAL REPORT	OCTOBER 31, 2014	89

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (Cont.)

organization of AGIFM and PIMCO, including information regarding senior management, portfolio managers and other personnel who provided investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Previous Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Fund-specific performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its respective Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended December 31, 2013 (to the extent such Fund had been in existence).

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined AGIFM’s and PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of AGIFM and PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of AGIFM and PIMCO. In addition, the Trustees reviewed the quality of AGIFM’s and PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services AGIFM was responsible for providing to the Funds; and conditions that might have affected the AGIFM’s or PIMCO’s ability to provide high-quality services to the Funds in the future under the Previous Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that AGIFM and PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Previous Agreements.

In assessing the reasonableness of each Fund’s fees under the Previous Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

90	PIMCO CLOSED-END FUNDS

(Unaudited)

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Funds were not charged a separate administration fee (recognizing that their management fees included a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none existed for the Funds).

PIMCO Corporate & Income Strategy Fund

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had second quintile performance for the one-year period, first quintile performance for the three-year and five year-periods and second quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of ten closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $243.8 million to $1.956 billion, and that three of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PIMCO Income Opportunity Fund

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $122.4 million to $370.2 million, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

ANNUAL REPORT	OCTOBER 31, 2014	91

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (Cont.)

The Trustees also considered the management fees charged by PIMCO to other funds with similar strategies to those of PIMCO Corporate & Income Strategy Fund, including open-end funds advised by PIMCO. With respect to PIMCO Income Opportunity Fund, the Trustees were advised that PIMCO does not manage any funds or accounts, including institutional or separate accounts, with investment strategies or return profiles similar to those of the Fund. However, the Trustees considered the management fees charged by PIMCO to other funds with strategies that have similarities (but are not substantially similar) to those of PIMCO Income Opportunity Fund, including open-end funds advised by PIMCO. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to the Funds.

The Trustees also took into account that PIMCO Corporate & Income Strategy Fund has preferred shares outstanding, which increased the amount of management fees payable by the Fund under the Previous Agreements (because the Fund’s fees were calculated based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). They also took into account that the use of other forms of leverage by PIMCO Income Opportunity Fund, such as through the use of reverse repurchase agreements, increased the amount of management fees payable by that Fund under the Previous Agreements (because the Fund’s fees were calculated based on total managed assets, including assets attributable to certain forms of leverage). The Trustees took into account that AGIFM and PIMCO had a financial incentive for the Funds to have preferred shares and/or other forms of leverage outstanding, which may have created a conflict of interest between AGIFM and PIMCO, on the one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by AGIFM and PIMCO and related presentations as to why the Funds’ use of leverage continues to be appropriate and in the best interests of the Funds under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation AGIFM or PIMCO receive.

Based on a profitability analysis provided by AGIFM, the Trustees also considered the estimated profitability to AGIFM from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Previous Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to AGIFM and PIMCO, such as reputational value derived from serving as investment manager and sub-adviser to the Funds and research, statistical and quotation services AGIFM and PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

92	PIMCO CLOSED-END FUNDS

(Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Previous Agreements and based on the information provided and related representations made by management, that they were satisfied with AGIFM’s and PIMCO’s responses and efforts relating to the investment performance of such Fund. The Trustees also concluded that the fees payable under each Previous Agreement represented reasonable compensation in light of the nature, extent and quality of services provided by AGIFM or PIMCO, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Previous Agreements was in the best interests of each Fund and its shareholders, and should be approved.

ANNUAL REPORT	OCTOBER 31, 2014	93

Privacy Policy

The Funds1 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”)

[1]

When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

94	PIMCO CLOSED-END FUNDS

(Unaudited)

believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Effective as of September 5, 2014.

ANNUAL REPORT	OCTOBER 31, 2014	95

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

CEF3009AR_103114

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	October 31, 2014	$ 43,616
	October 31, 2013	$ 82,000
(b)	Fiscal Year Ended	Audit-Related Fees
	October 31, 2014	$ 16,480
	October 31, 2013	$ 16,000
(c)	Fiscal Year Ended	Tax Fees
	October 31, 2014	$ 16,470
	October 31, 2013	$ 15,990
(d)	Fiscal Year Ended	All Other Fees(1)
	October 31, 2014	$ —
	October 31, 2013	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Aggregate Non-Audit Fees Billed to Entity
Entity	October 31, 2014
PIMCO Corporate & Income Strategy Fund	$32,950
Pacific Investment Management Company LLC (“PIMCO”)	6,692,504
Allianz Global Investors Fund Management LLC	137,840

Total	$6,863,294

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the fiscal period ended October 31, 2013 was $7,493,073.

h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring preapproval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of December 29, 2014, the following individuals have primary responsibility for the day-to-day implementation of PIMCO Corporate & Income Strategy Fund (the “Fund”):

Mohit Mittal

Mr. Mittal became a portfolio manager of the Fund effective September 26, 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined the firm in 2007 and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

Alfred T. Murata

Mr. Murata became a portfolio manager of the Fund effective September 26, 2014. Mr. Murata is a managing director and portfolio manager in the Newport Beach office on the mortgage credit team. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 15 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of October 31, 2014, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mohit Mittal	4	$3,079.29	1	$79.08	84	$32,845.26**
Alfred T. Murata	8	$47,224.99	3	$7,234.52	5	$619.79

**Of these other Accounts, 4 accounts totaling $1,352.60 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about a particular issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with a Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of a Fund, certain pooled investment vehicles and other accounts, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between a Fund, certain pooled investment vehicles and other accounts on a fair and equitable basis over time.

(a)(3)

As of October 31, 2014, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•        PIMCO’s pay practices are designed to attract and retain high performers.

•        PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•        PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•        PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

•        Base Salary – Base salary is built on core job responsibilities, market factors and internal positions/levels. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular instalments throughout the year and payment dates are in line with local practice.

•        Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for evaluation throughout the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•        Equity or Long-term Incentive Compensation – Equity and Long-term incentive compensation allow key professionals to participate in the long-term growth of the firm. M Options and/or Long Term Incentive Plan (LTIP) are awarded to professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and equity or long-term incentive awards. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

o        The M Unit program provides employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

o        The LTIP award provides cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year basis. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•        3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•        Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•        Amount and nature of assets managed by the portfolio manager;

•        Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•        Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•        Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•        Contributions to asset retention, gathering and client satisfaction;

•        Contributions to mentoring, coaching and/or supervising; and

•        Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the portfolio manager beneficially owned as of October 31, 2014:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of October 31, 2014
Mohit Mittal	None
Alfred T. Murata	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

    None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Strategy Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	December 29, 2014

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer, Principal Financial & Accounting Officer

Date:	December 29, 2014